Prospectus dated January 28, 2009

Institutional Class

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

RCB Small Cap Value Fund

Multi-Asset Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund

INVESTMENT MANAGER:
City National Asset Management, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

The Funds
Large Cap Growth Equity Fund (the “Large Cap Growth Fund”)	1
Large Cap Value Equity Fund (the “Large Cap Value Fund”)	3
RCB Small Cap Value Fund	5
Multi-Asset Fund	8
Corporate Bond Fund	13
Government Bond Fund	15
California Tax Exempt Bond Fund	18
High Yield Bond Fund	21
Management of the Funds	24
Prior Performance of Multi-Asset Fund Portfolio Managers	28
Non-Principal Investment Strategies and Related Risks	30
How to Buy, Sell and Exchange Shares	33
Dividends and Taxes	39
Financial Highlights	39
Important Terms to Know	47
Privacy Principles	49
For More Information	back cover

More detailed information on all subjects covered in this simplified Prospectus is contained within the Statement of Additional Information (“SAI”). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.

This Prospectus offers Institutional Class shares of the Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund, the Multi-Asset Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each a “Fund” and together, the “Funds”) series of CNI Charter Funds. Only financial institutions and financial intermediaries may purchase Institutional Class shares for their own accounts or on behalf of their customers. The Funds offer other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

large cap growth fund

Our Goal

The Large Cap Growth Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth. The goal of the Large Cap Growth Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio, at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Growth Index (over time the range varies, and was $337 million to $406 billion as of December 31, 2008). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Large Cap Growth Fund is not an index fund, we seek to manage the portfolio’s overall risk characteristics to be similar to those of the S&P 500/Citigroup Growth Index.

Principal Risks of Investing in the Large Cap Growth Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Large Cap Growth Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – By investing in stocks, the Large Cap Growth Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. The Large Cap Growth Fund is also subject to the risk that its principal market segment, large capitalization growth stocks, may underperform other equity market segments or the market as a whole.

Foreign Securities – Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Large Cap Growth Fund for the indicated periods. Of course, the Large Cap Growth Fund’s past performance (before and after taxes) does not necessarily indicate how the Large Cap Growth Fund will perform in the future.

CNI CHARTER FUNDS | PAGE 1

This bar chart shows the performance of the Large Cap Growth Fund’s Institutional Class shares based on a calendar year.

Best Quarter	Worst Quarter
13.36%	(20.40)%
(Q4 2001)	(Q4 2008)

This table shows the Large Cap Growth Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Large Cap Growth Fund	One Year	Five Years	Since Inception (1/14/00)
Return Before Taxes	(33.43)%	(2.89)%	(5.56)%
Return After Taxes on Distributions(1)	(33.55)%	(3.00)%	(5.62)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(21.71)%	(2.47)%	(4.56)%
S&P 500/Citigroup Growth Index(2)	(34.92)%	(3.13)%	(6.30	)%(3)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

(3)	The index comparison shown begins on January 31, 2000.

Fees and Expenses of the Large Cap Growth Fund

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Large Cap Growth Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Large Cap Growth Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.65%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.09%
Total Other Expenses		0.34%
Total Annual Fund Operating Expenses(2)		0.99%

(1)	The “Management Fee” is an annual fee, payable monthly out of the Large Cap Growth Fund’s net assets.

(2)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the Large Cap Growth Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for the Institutional Class to 1.05%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Large Cap Growth Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Large Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Growth Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

CNI CHARTER FUNDS | PAGE 2

large cap value fund

Our Goal

The Large Cap Value Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations which are undervalued. The goals of the Large Cap Value Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio, at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Value Index (over time the range varies, and was $337 million to $170 billion as of December 31, 2008). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large.Although the Large Cap Value Fund is not an index fund, we seek to manage the portfolio’s overall risk characteristics to be similar to those of the S&P 500/Citigroup Value Index.

Principal Risks of Investing in the Large Cap Value Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Large Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – By investing in stocks, the Large Cap Value Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. The Large Cap Value Fund is also subject to the risk that its principal market segment, large capitalization value stocks, may underperform other equity market segments or the market as a whole.

Foreign Securities – Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Large Cap Value Fund for the indicated periods. Of course, the Large Cap Value Fund’s past performance (before and after taxes) does not necessarily indicate how the Large Cap Value Fund will perform in the future.

CNI CHARTER FUNDS | PAGE 3

This bar chart shows the performance of the Large Cap Value Fund’s Institutional Class shares based on a calendar year.

Best Quarter	Worst Quarter
18.81%	(20.90)%
(Q2 2003)	(Q4 2008)

This table shows the Large Cap Value Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Large Cap Value Fund	One Year	Five Years	Since Inception (1/14/00)
Return Before Taxes	(34.79)%	(0.43)%	(0.53)%
Return After Taxes on Distributions(1)	(35.21)%	(1.34)%	(1.39)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(22.55)%	(0.34)%	(0.56)%
S&P 500/Citigroup Value Index(2)	(39.22)%	(1.31)%	(0.32	)%(3)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

(3)	The index comparison shown begins on January 31, 2000.

Fees and Expenses of the Large Cap Value Fund

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Large Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Large Cap Value Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.62%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.09%
Total Other Expenses		0.34%
Total Annual Fund Operating Expenses(2)		0.96%

(1)	The “Management Fee” is an annual fee, payable monthly out of the Large Cap Value Fund’s net assets.

(2)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the Large Cap Value Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for the Institutional Class to 1.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Large Cap Value Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the Large Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Large Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Value Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

CNI CHARTER FUNDS | PAGE 4

rcb small cap value fund

Our Goal

The RCB Small Cap Value Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the RCB Small Cap Value Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio, at least 80% of which consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion.

The overall investment philosophy of the RCB Small Cap Value Fund involves a value-oriented focus on preservation of capital over the long term and a “bottom-up” approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

•	Return on capital trends;

•	Cash flow and/or earnings growth;

•	Free cash flow;

•	Balance sheet integrity; and

•	Intrinsic value analysis.

Our research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the RCB Small Cap Value Fund’s portfolio holdings include disappointment in management or changes in the course of business, changes in a company’s fundamentals, or our assessment that a particular company’s stock is extremely overvalued. A 15% or greater decline in a company’s stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The RCB Small Cap Value Fund anticipates that it will have a low rate of portfolio turnover. This means that the RCB Small Cap Value Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

Principal Risks of Investing in the RCB Small Cap Value Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The RCB Small Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – By investing in stocks, the RCB Small Cap Value Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the RCB Small Cap Value Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition,

CNI CHARTER FUNDS | PAGE 5

individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. The RCB Small Cap Value Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

Smaller Capitalized Companies – The RCB Small Cap Value Fund primarily invests in smaller capitalized companies. We believe that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the RCB Small Cap Value Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the RCB Small Cap Value Fund may hold a significant percentage of a company’s outstanding shares, which means that the RCB Small Cap Value Fund may have to sell such investments at discounts from quoted prices.

Focus – The RCB Small Cap Value Fund holds a relatively small number of securities positions, each representing a relatively large portion of the RCB Small Cap Value Fund’s capital. Losses incurred in such positions could have a material adverse effect on the RCB Small Cap Value Fund’s overall financial condition. The RCB Small Cap Value Fund’s performance may also differ materially from the relevant benchmarks, which hold many more stocks than the RCB Small Cap Value Fund and may be focused on different sectors or industries than the RCB Small Cap Value Fund.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the RCB Small Cap Value Fund for the indicated periods. Of course, the RCB Small Cap Value Fund’s past performance (before and after taxes) does not necessarily indicate how the RCB Small Cap Value Fund will perform in the future.

Institutional Class shares of the RCB Small Cap Value Fund commenced operations on October 3, 2001. In the bar chart and the performance table, performance results for the period from October 1, 2001 through October 2, 2001 are for the Class R shares of the RCB Small Cap Value Fund, which were initially issued in connection with the reorganization of the RCB Small Cap Fund (the “Predecessor Fund”) on October 1, 2001. Performance results for the period before October 1, 2001 are for the Predecessor Fund, which commenced operations on September 30, 1998. Institutional Class shares’ annual returns would have been slightly higher than those of the Class R shares because shares of each Class are invested in the same portfolio of securities, and differ only to the extent that the expenses of Institutional Class shares are lower because they do not include Class R shares’ Rule 12b-1 fees and expenses. Class R shares of the RCB Small Cap Value Fund are not offered by this Prospectus.

CNI CHARTER FUNDS | PAGE 6

This bar chart shows the performance of the RCB Small Cap Value Fund’s Institutional Class shares based on a calendar year.

Best Quarter	Worst Quarter
27.87%	(26.42)%
(Q2 2003)	(Q4 2008)

This table shows the average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of indices comprised of companies similar to those held by the Fund.

RCB Small Cap Value Fund	One Year	Five Years	Ten Years	Since Inception (9/30/98)
Return Before Taxes	(46.42)%	(8.66)%	3.14%	5.53%
Return After Taxes on Distributions(1)	(46.88)%	(9.74)%	2.30%	4.70%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(30.18)%	(6.95)%	2.70%	4.81%
Russell 2000 Index(2)	(33.79)%	(0.93)%	3.02%	4.48%
Russell 2000 Value Index(2)	(28.92)%	0.27%	6.11%	6.85%
Russell 2500 Value Index(2)	(31.99)%	(0.14)%	5.72%	6.68%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

Fees and Expenses of the RCB Small Cap Value Fund

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the RCB Small Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the RCB Small Cap Value Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.85%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.10%
Total Other Expenses		0.35%
Total Annual Fund Operating Expenses(2)		1.20%

(1)	The “Management Fee” is an annual fee, payable monthly out of the RCB Small Cap Value Fund’s net assets.

(2)
The RCB Small Cap Value Fund’s sub-adviser has contractually agreed to limit its fees or reimburse the RCB Small Cap Value Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for the Institutional Class to 1.24% through January 28, 2010. Any fee reductions or reimbursements may be repaid to the RCB Small Cap Value Fund’s sub-adviser within 3 years after they occur if such repayments can be achieved within the RCB Small Cap Value Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the RCB Small Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the RCB Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the RCB Small Cap Value Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

CNI CHARTER FUNDS | PAGE 7

multi-asset fund

Our Goal

The Multi-Asset Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments. The goal of the Multi-Asset Fund can only be changed with shareholder approval.

Principal Strategy

We invest in a diversified portfolio, including but not limited to direct investments in the following asset classes and investments in mutual funds and exchange-traded funds (“underlying funds”) which invest in these asset classes:

•	common and preferred equity securities of U.S. and foreign companies (including emerging market companies) of all industries, market capitalizations and investment characteristics,

•
the following types of fixed income securities, which are not limited with respect to maturity (except that the average maturity of the Multi-Asset Fund’s portfolio of direct investments in fixed income securities typically ranges from two to seven years):

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises,

•
corporate debt securities of U.S. and foreign companies (including emerging market companies) of all ratings (including below-investment grade ratings), such as bonds, notes, convertible securities, mortgage backed and asset backed instruments, corporate commercial paper, debentures, convertible and preferred securities and zero coupon obligations,

•	inflation-indexed bonds issued both by U.S. and foreign governments and corporations,

•	money market investments, such as U.S. and foreign bank certificates of deposit, fixed time deposits and bankers’ acceptances,

•	repurchase agreements on fixed income instruments issued by U.S. and foreign issuers,

•	debt securities issued by U.S. states or local governments or their subdivisions, agencies, authorities and other government-sponsored enterprises, and

•	obligations of foreign governments, including governments of emerging market countries, or their subdivisions, agencies and government-sponsored enterprises, and

•
options, futures contracts and swaps, which are types of derivatives, for the purpose of increasing returns or to hedge against price declines in any of the various securities or asset classes in which we may invest.

We invest in these securities and investments in proportions which reflect the judgment of the Investment Manager regarding the potential returns and risks of each asset class. The Investment Manager considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. We will purchase and sell portfolio securities based on a variety of valuation factors, including but not limited to expected return, expected risk, yield and price and earnings multiples, as well as analysis of various economic measures and statistics.

The Multi-Asset Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objectives by investing all or substantial portions of their assets in other mutual funds or other types of funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests solely in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees

CNI CHARTER FUNDS | PAGE 8

and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the Multi-Asset Fund’s shareholders and may therefore increase the amount of taxes payable by shareholders. The underlying funds in which the Fund may invest include other funds in the CNI Charter Funds family (“affiliated” funds) as well as funds unaffiliated with CNI Charter Funds (“unaffiliated” funds).

Information about Affiliated Underlying Funds

The Multi-Asset Fund intends to invest a portion of its assets in the Corporate Bond Fund, Government Bond Fund, and High Yield Bond Fund, each of which is managed by the Investment Manager. Detailed descriptions of each of these Funds’ principal investment strategies and principal investment risks are included in this Prospectus.

Information about Unaffiliated Underlying Funds

The Multi-Asset Fund also intends to invest in unaffiliated exchange-traded funds (“ETFs”) and mutual funds which invest in various types of securities. Detailed descriptions of each of these funds’ principal investment strategies and principal investment risks may be found in the respective prospectus for each unaffiliated underlying fund.

Principal Risks of Investing in the Multi-Asset Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Multi-Asset Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Allocation – The Multi-Asset Fund’s performance will be affected by the Investment Manager’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

Underlying Funds – Because the Multi-Asset Fund invests a significant portion of its assets in underlying funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment objective will depend in part upon the ability of the underlying funds to achieve their investment objectives. There can be no assurance that the investment objective of any underlying fund will be achieved.

Equity Securities – By investing directly or indirectly in common and preferred equity securities, the Multi-Asset Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any fund invested in equity securities, the value of your investment will fluctuate on a day-to-day and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry-wide and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer.

Fixed Income Securities – By investing directly or indirectly in fixed income securities, the Multi-Asset Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase

CNI CHARTER FUNDS | PAGE 9

in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

U.S. Government-Sponsored Entities – The Multi-Asset Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the Federal National Mortgage Association (“FNMA”), Federal Home Loan Bank (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC”), Government National Mortgage Association (“GNMA”), and Federal Farm Credit Banks (“FFCB”), which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. There is no lower limit on the ratings of high-yield securities that may be purchased or held by the Multi-Asset Fund. In addition, the Fund may invest in unrated securities. Lower rated securities and unrated equivalents are speculative and may be in default.

Government Obligations – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Foreign government obligations are also subject to similar risks that the issuer of the obligations may be unable or unwilling to repay principal or interest when due.

Foreign Securities – The Multi-Asset Fund may invest directly or indirectly in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

Emerging Market Securities – The Multi-Asset Fund’s investments in foreign securities may include investments in emerging markets. Many of the risks with respect to foreign investments are

CNI CHARTER FUNDS | PAGE 10

more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

Derivatives – A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The Multi-Asset Fund’s use of derivative instruments involves risks greater than the risks associated with investing directly in the securities in which it primarily invests. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, which is the risk that the value of the Fund’s investment will fluctuate with movements in the stock market; interest rate risk, which is the risk that the value of bonds and other debt securities will fall when interest rates rise; credit risk, which is the risk that the issuers of bonds and other debt securities may not be able to make interest or principal payments; counterparty risk, which is the risk that the other party to an agreement will default; and liquidity risk, which is the risk that lack of trading volume may make it difficult to sell securities at quoted market prices. The use of a derivative is speculative if the Fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the Fund invests in derivatives for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund’s use of derivatives may increase the taxes payable by shareholders.

Fund Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Multi-Asset Fund for the indicated periods. Of course, the Multi-Asset Fund’s past performance (before and after taxes) does not necessarily indicate how the Multi-Asset Fund will perform in the future.

For composite historical performance of institutional private accounts managed by the Multi-Asset Fund’s portfolio managers with investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund, see “Prior Performance of Multi-Asset Fund Portfolio Managers” on page 28. Past performance of these accounts does not necessarily indicate how the Multi-Asset Fund will perform in the future.

This bar chart shows the performance of the Multi-Asset Fund’s Institutional Class shares based on a calendar year.

Best Quarter	Worst Quarter
0.50%	(8.11)%
(Q2 2008)	(Q3 2008)

CNI CHARTER FUNDS | PAGE 11

This table shows the average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of indices comprised of companies similar to those held by the Fund.

Multi-Asset Fund	One Year	Since Inception (10/1/07)
Return Before Taxes	(15.84)%	(13.58)%
Return After Taxes on Distributions(1)	(16.42)%	(14.25)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(10.26)%	(11.84)%
Blended Index(2)(3)	(22.07)%	(18.64	)%(5)
CPI + 500 Basis Points(2)(4)	5.10%	5.69	%(5)
S&P 500 Index(2)	(37.00)%	(32.75	)%(5)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.
(3)	Blended Index - The Blended Index is a customized index composed 60% of the S&P 500 Index and 40% of the Barclays Capital Intermediate Government/Credit Index.
(4)
CPI + 500 Basis Points - The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

(5)	The index comparison shown begins on September 30, 2007.

Fees and Expenses of the Multi-Asset Fund

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Multi-Asset Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Multi-Asset Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.50%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses(2)	0.87%
Total Other Expenses		1.12%
Total Annual Fund Operating Expenses(3)		1.62%

(1)	The “Management Fee” is an annual fee, payable monthly out of the Fund’s net assets.
(2)
“Other Fund Expenses” include 0.32% in Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year (“Acquired Funds”) and are therefore incurred indirectly by the Fund.

(3)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the Multi-Asset Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses) for the Institutional Class to 1.75%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the Multi-Asset Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Multi-Asset Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Asset Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$165	$511	$881	$1,922

CNI CHARTER FUNDS | PAGE 12

corporate bond fund

Our Goal

The Corporate Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities. The goals of the Corporate Bond Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio of fixed income securities, at least 80% of which consists of investment grade corporate notes, bonds and debentures that are nationally traded, including U.S. government and agency securities and corporate issues of domestic and international companies denominated in U.S. dollars. We may also purchase mortgage backed and asset backed instruments whose maturities and durations are consistent with an intermediate term strategy. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. We will typically invest in corporate issues with a minimum credit rating from Moody’s Investors Service or Standard & Poor’s of Baa or BBB, mortgage backed and asset backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of A1 or P1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the Corporate Bond Fund. The Corporate Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Corporate Bond Fund.

Principal Risk of Investing in the Corporate Bond Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Corporate Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

Market Risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the Corporate Bond Fund is subject to the risk that its market segment, fixed income securities, may underperform other fixed income market segments or the markets as a whole.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Corporate Bond Fund for the indicated periods. Of course, the Corporate Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the Corporate Bond Fund will perform in the future.

CNI CHARTER FUNDS | PAGE 13

This bar chart shows the performance of the Corporate Bond Fund’s Institutional Class shares based on a calendar year.

Best Quarter	Worst Quarter
4.49%	(2.84)%
(Q3 2001)	(Q3 2008)

This table shows the Corporate Bond Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

Corporate Bond Fund	One Year	Five Years	Since Inception (1/14/00)
Return Before Taxes	1.65%	2.91%	5.03%
Return After Taxes on Distributions(1)	0.17%	1.43%	3.20%
Return After Taxes on Distributions and Sale of Fund Shares(1)	1.06%	1.63%	3.22%
Barclays Capital U.S. Intermediate Corporate Bond Index(2)	(4.84)%	2.01%	5.18	%(3)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.
(3)	The index comparison shown begins on January 31, 2000.

Fees and Expenses of the Corporate Bond Fund

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Corporate Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Corporate Bond Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.40%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.09%
Total Other Expenses		0.34%
Total Annual Fund Operating Expenses(2)		0.74%

(1)	The “Management Fee” is an annual fee, payable monthly out of the Corporate Bond Fund’s net assets.
(2)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the Corporate Bond Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for the Institutional Class to 0.75%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Corporate Bond Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the Corporate Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Corporate Bond Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

CNI CHARTER FUNDS | PAGE 14

government bond fund

Our Goal

The Government Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities. The goals of the Government Bond Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio, at least 80% of which consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. We may also purchase mortgage backed and asset backed instruments issued by the U.S. Government or government sponsored agencies whose maturity and duration are consistent with an intermediate term strategy. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.

We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. The Government Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Government Bond Fund.

Principal Risk of Investing in the Government Bond Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Government Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

Market Risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the Government Bond Fund is subject to the risk that its market segment, government fixed income securities, may underperform other fixed income market segments or the markets as a whole.

CNI CHARTER FUNDS | PAGE 15

Government-Sponsored Entities Risk – Although the Government Bond Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association (“GNMA”) pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Government Bond Fund for the indicated periods. Of course, the Government Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the Government Bond Fund will perform in the future.

This bar chart shows the performance of the Government Bond Fund’s Institutional Class shares based on a calendar year.

Best Quarter	Worst Quarter
4.74%	(1.39)%
(Q3 2001)	(Q2 2004)

This table shows the Government Bond Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

Government Bond Fund	One Year	Five Years	Since Inception (1/14/00)
Return Before Taxes	5.22%	3.59%	4.97%
Return After Taxes on Distributions(1)	3.78%	2.26%	3.40%
Return After Taxes on Distributions and Sale of Fund Shares(1)	3.37%	2.28%	3.32%
Barclays Capital U.S. Intermediate Government Bond Index(2)	10.43%	5.29%	6.44	%(3)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.
(3)	The index comparison shown begins on January 31, 2000.

CNI CHARTER FUNDS | PAGE 16

Fees and Expenses of the Government Bond Fund

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Government Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Government Bond Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.43%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses(2)	0.10%
Total Other Expenses		0.35%
Total Annual Fund Operating Expenses(3)		0.78%

(1)	The “Management Fee” is an annual fee, payable monthly out of the Government Bond Fund’s net assets.
(2)
“Other Fund Expenses” include 0.009% in Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year (“Acquired Funds”) and are therefore incurred indirectly by the Fund.

(3)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the Government Bond Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses) for the Institutional Class to 0.70%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Government Bond Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Bond Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

CNI CHARTER FUNDS | PAGE 17

california tax exempt bond fund

Our Goal

The California Tax Exempt Bond Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds. The goals of the California Tax Exempt Bond Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a portfolio, at least 80% of which consists of investment grade, intermediate-term municipal bond obligations, including general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the municipal bond market. The California Tax Exempt Bond Fund may also invest in short-term tax exempt commercial paper, floating rate notes or the shares of money market mutual funds whose objectives are consistent with those of the California Tax Exempt Bond Fund. The California Tax Exempt Bond Fund invests at least 80% of its net assets in intermediate-term, high quality municipal bonds and notes, and at least 80% of its total assets in debt securities, the interest from which is expected to be exempt from federal and California state personal income taxes. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from three to eight years. We will typically invest in issues with a minimum credit rating from Moody’s Investors Service or Standard & Poor’s of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB and short term notes with a rating from Moody’s of MIG1 or VMIG1 or from Standard & Poor’s of SP1 or A1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the California Tax Exempt Bond Fund.

Principal Risks of Investing in the California Tax Exempt Bond Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The California Tax Exempt Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the California Tax Exempt Bond Fund is subject to the risk that its market segment, municipal debt securities, may underperform other market segments or the markets as a whole.

CNI CHARTER FUNDS | PAGE 18

Government Risk – State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the California Tax Exempt Bond Fund’s holdings.

Non-diversification – The California Tax Exempt Bond Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the California Tax Exempt Bond Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the California Tax Exempt Bond Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations. See the SAI for more detailed information regarding California developments.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the California Tax Exempt Bond Fund for the indicated periods. Of course, the California Tax Exempt Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the California Tax Exempt Bond Fund will perform in the future.

This bar chart shows the performance of the California Tax Exempt Bond Fund’s Institutional Class shares based on a calendar year.

Best Quarter	Worst Quarter
4.33%	(1.85)%
(Q3 2002)	(Q2 2004)

This table shows the California Tax Exempt Bond Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

California Tax Exempt Bond Fund	One Year	Five Years	Since Inception (1/14/00)
Return Before Taxes	2.51%	2.69%	4.07%
Return After Taxes on Distributions(1)	2.51%	2.66%	3.93%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.74%	2.71%	3.91%
Barclays Capital CA Intermediate – Short Municipal Index(2)	4.36%	3.50%	4.64	%(3)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.
(3)	The index comparison shown begins on January 31, 2000.

CNI CHARTER FUNDS | PAGE 19

Fees and Expenses of the California Tax Exempt Bond Fund

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the California Tax Exempt Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the California Tax Exempt Bond Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.27%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.09%
Total Other Expenses		0.34%
Total Annual Fund Operating Expenses(2)		0.61%

(1)	The “Management Fee” is an annual fee, payable monthly out of the California Tax Exempt Bond Fund’s net assets.
(2)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the California Tax Exempt Bond Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for the Institutional Class to 0.50%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the California Tax Exempt Bond Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the California Tax Exempt Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Tax Exempt Bond Fund’s expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

CNI CHARTER FUNDS | PAGE 20

high yield bond fund

Our Goal

The High Yield Bond Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (i.e., “junk bonds”). The goal of the High Yield Bond Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio, at least 80% of which consists of fixed income securities rated below investment grade, including corporate bonds and debentures, convertible and preferred securities and zero coupon obligations. We may also invest in fixed income securities rated below investment grade that are issued by governments and agencies, both U.S. and foreign. We may also invest in equity securities. We seek to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, we purchase investments diversified across issuers, industries and sectors. The average maturity of the High Yield Bond Fund’s investments will vary. There is no limit on the maturity or on the credit quality of any security.

Principal Risks of Investing in the High Yield Bond Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The High Yield Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities (such as those in which the High Yield Bond Fund primarily invests) more volatile than higher rated securities. The maturity and duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the High Yield Bond Fund is subject to the risk that its market segment, high yield fixed income securities, may underperform other market segments or the markets as a whole.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Foreign Securities – The High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political

CNI CHARTER FUNDS | PAGE 21

instability and regulatory conditions in some countries. The High Yield Bond Fund may invest in foreign securities denominated in foreign currencies, whose value may decline against the U.S. dollar.

Equity Securities – The value of the High Yield Bond Fund’s equity investments will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the High Yield Bond Fund for the indicated periods. Of course, the High Yield Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the High Yield Bond Fund will perform in the future.

This bar chart shows the performance of the High Yield Bond Fund’s Institutional Class shares based on a calendar year.

Best Quarter	Worst Quarter
8.11%	(19.69)%
(Q4 2001)	(Q4 2008)

This table shows the High Yield Bond Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

High Yield Bond Fund	One Year	Five Years	Since Inception (1/14/00)
Return Before Taxes	(27.11)%	(1.48)%	2.51%
Return After Taxes on Distributions(1)	(29.43)%	(4.20)%	(0.66)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(17.29)%	(2.51)%	0.42%
Citigroup High Yield Market Capped Index(2)	(25.58)%	(0.90)%	2.63	%(3)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.
(3)	The index comparison shown began on January 31, 2000.

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Fees and Expenses of the High Yield Bond Fund

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the High Yield Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the High Yield Bond Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.75%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.09%
Total Other Expenses		0.34%
Total Annual Fund Operating Expenses(2)		1.09%

(1)	The “Management Fee” is an annual fee, payable monthly out of the High Yield Bond Fund’s net assets.
(2)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the High Yield Bond Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for the Institutional Class to 1.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the High Yield Bond Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the High Yield Bond Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$111	$347	$601	$1,329

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management of the funds

Investment Manager

City National Asset Management, Inc. (“CNAM” or the “Investment Manager”) provides the Funds with investment management services. CNAM’s address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, with approximately $7.1 billion in assets under management as of December 31, 2008. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2008, CNB and its affiliates had approximately $47.5 billion in assets under administration, which includes $30.8 billion in assets under management.

CNAM received for its investment management services a fee at the annual rate of 0.65% of average daily net assets of the Large Cap Growth Fund, 0.62% of average daily net assets of the Large Cap Value Fund, 0.85% of average daily net assets of the RCB Small Cap Value Fund, 0.50% of average daily net assets of the Multi-Asset Fund, 0.40% of average daily net assets of the Corporate Bond Fund, 0.37% of average daily net assets of the Government Bond Fund, 0.17% of average daily net assets of the California Tax Exempt Bond Fund and 0.67% of average daily net assets of the High Yield Bond Fund for the fiscal year ended September 30, 2008. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis of the Board of Trustees’ approval of the Funds’ investment advisory agreement with CNAM is available in the Funds’ Annual Report for the most recent fiscal year ended September 30.

Portfolio Managers

Richard A. Weiss and Brian L. Garbe serve as portfolio managers for the Large Cap Value Fund and the Large Cap Growth Fund. Barbara Bruser and William C. Miller serve as portfolio managers for the Multi-Asset Fund. Rodney J. Olea and William C. Miller serve as portfolio managers for the Corporate Bond Fund. Rodney J. Olea and Paul C. Single serve as portfolio managers for the Government Bond Fund. Rodney J. Olea and Alan Remedios serve as portfolio managers for the California Tax Exempt Bond Fund.

Richard A. Weiss is Chairman, President and Chief Investment Officer of CNAM. Mr. Weiss has nearly two decades of investment management experience and has designed and implemented quantitatively disciplined equity, fixed income, and international investment strategies. Prior to joining the Funds’ predecessor investment manager, CNB, in 1999, Mr. Weiss was Executive Vice President and Chief Investment Officer at Sanwa Bank California. Mr. Weiss holds a Master’s in Business Administration (“MBA”), with an emphasis in Finance and Econometrics from the University of Chicago, and an undergraduate degree in Finance from The Wharton School at the University of Pennsylvania.

Brian L. Garbe is Senior Vice President and Director of Research and Trading of CNAM. Mr. Garbe has nearly 20 years of experience in the investment field and currently oversees the creation, analysis and production of asset allocation, sector rotation and stock selection strategies for CNAM. Prior to joining CNB in 1999, Mr. Garbe was Vice President and Director of Research at Sanwa Bank California. Mr. Garbe holds an MBA from the

CNI CHARTER FUNDS | PAGE 24

Anderson Graduate School of Management at University of California, Los Angeles (“UCLA”) and an undergraduate degree in Applied Mathematics from UCLA.

Barbara Bruser is Senior Vice President and Director of Equities of CNAM, where she oversees equity investment policy, portfolio construction and stock selection. Ms. Bruser has been with CNB and CNAM since 2002 and has over 31 years of experience in the investment and financial industries. From 1998 to 2002, Ms. Bruser was Senior Vice President of Alternative Investment Strategies for Bank of America, and from 1993 to 1998 was Senior Vice President and Director of the Strategic Wealth Group for Wells Fargo/ First Interstate Bank. Ms. Bruser has also previously served as President and Director of Investor Relations at Security Pacific Corporation, and General Partner at RCM Capital Management. Ms. Bruser, a Chartered Financial Analyst, received a Bachelor of Arts degree in History and Comparative Literature from the University of California, Santa Barbara, and a Master’s degree in Library Science from the University of Western Ontario.

William C. Miller, Jr. is Senior Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Miller has over 11 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities. Prior to joining CNB in 2001, Mr. Miller was Investment Officer with Fiduciary Trust International of California and, from 1995 to 1998, was an Associate with Pacific Investment Management Company. Mr. Miller, a Chartered Financial Analyst, holds a Bachelor’s degree with a concentration in Finance from California State University, Fullerton.

Rodney J. Olea is Senior Vice President and Director of Fixed Income of CNAM. Mr. Olea has over 21 years of portfolio management experience and currently oversees the creation, analysis, and management of taxable and tax-free fixed income portfolios and bond selection strategies for CNAM. Mr. Olea has been with CNB since 1994. He has a degree in Economics from UCLA.

Paul C. Single is Senior Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Single has over 24 years of institutional investment management experience and specializes in investment grade taxable fixed income securities. Prior to joining CNB in 2003, Mr. Single was Principal and Portfolio Manager of Wells Capital Management.

Alan Remedios is Senior Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Remedios has over 17 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities for CNAM. Prior to joining CNB in 1999, Mr. Remedios was Vice President and Portfolio Manager at U.S. Trust Company. Mr. Remedios, a Chartered Financial Analyst, holds a degree in Finance from California State Polytechnic University.

Sub-Advisors

Reed Conner & Birdwell LLC (“RCB”), a wholly owned subsidiary of City National Corporation, currently serves as the RCB Small Cap Value Fund’s sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. RCB’s address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025.As of December 31, 2008, RCB managed assets of approximately $1.5 billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over 50 years.

CNI CHARTER FUNDS | PAGE 25

Jeffrey Bronchick, Principal, Chief Investment Officer, and Portfolio Manager/Analyst and Thomas D. Kerr, Principal and Portfolio Manager/Analyst, are principally responsible for the management of the RCB Small Cap Value Fund.They have been associated with RCB or its predecessor since 1989 and 1994, respectively.

A discussion regarding the basis of the Board of Trustees’ approval of CNAM’s sub-advisory agreement with RCB is available in the Funds’ Annual Report for the most recent fiscal year ended September 30.

Halbis Capital Management (USA), Inc. (“Halbis Capital USA”) currently serves as the High Yield Bond Fund’s sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. Halbis Capital USA’s principal offices are located at 452 Fifth Avenue, New York, NY 10018.It was formed in June, 2005, and is a wholly-owned subsidiary of Halbis Capital Management (UK), Ltd., which in turn is ultimately a part of HSBC Group, plc, one of the world’s largest banking and financial services organizations.

Halbis Capital USA provides investment advisory services relating to U.S. fixed income, high yield fixed income, emerging markets fixed income and alternative investment products. Halbis Capital USA is one of a number of HSBC Group subsidiaries (collectively referred to as “HSBC Global Asset Management”) engaged in investment advisory and fund management activities in many countries throughout the world. As of November 30, 2008, HSBC Global Asset Management managed assets of approximately $361 billion worldwide, and Halbis Capital USA managed assets of approximately $7.8 billion.

The High Yield Bond Fund is managed by Richard J. Lindquist, CFA, a Managing Director and the head of the high yield management team at Halbis Capital USA. The high yield management team, including Mr. Lindquist, joined HSBC Investments May 1, 2005. Mr. Lindquist was previously a Managing Director and the head of the high yield management team at Credit Suisse Asset Management, LLC (“CSAM”). He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a BS in Finance from Boston College and an MBA in Finance from the University of Chicago Graduate School of Business.

A discussion regarding the basis of the Board of Trustees’ approval of CNAM’s sub-advisory agreement with Halbis Capital USA is available in the Funds’ Annual Report for the most recent fiscal year ended September 30.

Other Sub-Advisors. Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund’s shareholders. The Funds have received an exemptive order from the Securities and Exchange Commission (the “SEC”). This order permits CNAM, subject to certain conditions required by the SEC, to replace any sub-advisor, other than RCB, with a new unaffiliated, third-party sub-advisor with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders, however, will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor any sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

CNI CHARTER FUNDS | PAGE 26

Administrator

SEI Investments Global Funds Services (the “Administrator”) serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distributor

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

Shareholder Servicing Fees

The Funds are subject to a shareholder service agreement that allows the Funds to pay fees to CNB and its affiliates for services provided to Institutional Class shareholders. Because these fees are paid out of the Funds’ assets continuously, over time these fees will increase the cost of your investment. Shareholder servicing fees under that agreement, as a percentage of average daily net assets, are 0.25% for Institutional Class shares of the Funds.

CNI CHARTER FUNDS | PAGE 27

prior performance of multi-asset fund portfolio managers

The following table sets forth composite performance data relating to the historical performance of all institutional private accounts (“Institutional Accounts”) managed by the Multi-Asset Fund’s portfolio managers on behalf of CNB (CNAM’s parent company, by which all CNAM employees are dually employed) since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund. The data is provided to illustrate the past performance of the Multi-Asset Fund’s portfolio managers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Multi-Asset Fund. Investors should not consider this performance data as an indication of future performance of the Multi-Asset Fund or of the Investment Manager.

The composite performance data shown below were calculated in accordance with the Global Investment Performance Standards (“GIPS”)(1), retroactively applied to all time periods, and are shown net of the Multi-Asset Fund’s net annual fund operating expenses of 1.30% of average daily net assets(2). All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by CNB’s institutional private accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary institutional private accounts managed by CNB that have investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in accounts’ returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account’s asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Multi-Asset Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Multi-Asset Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the Institutional Accounts presented below reflect the application of the Multi-Asset Fund’s annual fund operating expenses to the audited returns for 2004, 2005, 2006 and 2007 and preliminary unaudited returns for 2008. These results are not intended to predict or suggest the returns that might be experienced by the Multi-Asset Fund or an individual investor investing in the Multi-Asset Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

(1)
GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

(2)
The Multi-Asset Fund’s net annual fund operating expenses are calculated by subtracting the Multi-Asset Fund’s Acquired Fund Fees and Expenses of 0.32% from its Total Annual Fund Operating Expenses of 1.62%, as shown on page 12.

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Historical Returns

Year Ending December 31	Institutional Accounts – Net Returns	Institutional Accounts – Gross Returns	Barclays Capital U.S. TIPS Index(1)	Blended Index(2)	CPI + 500 Basis Points(3)
2004	12.20%	13.50%	8.46%	7.76%	8.41%
2005	5.70%	7.00%	2.84%	3.65%	8.54%
2006	11.30%	12.60%	0.49%	11.00%	7.68%
2007	6.80%	8.10%	11.63%	6.40%	9.27%
2008	(14.30)%	(13.00)%	(2.35)%	(22.07)%	5.10%

Total Returns (Annualized)

	Institutional Accounts – Net Returns	Institutional Accounts – Gross Returns	Barclays Capital U.S. TIPS Index(1)	Blended Index(2)	CPI + 500 Basis Points(3)
One Year(4)	(14.30)%	(13.00)%	(2.35)%	(22.07)%	5.10%
Two Years(4)	(4.30)%	(3.00)%	4.41%	(8.94)%	7.16%
Three Years(4)	0.70%	2.00%	3.08%	(2.73)%	7.33%
Four Years(4)	1.90%	3.20%	3.02%	(1.17)%	7.63%
Five Years(4)	3.90%	5.20%	4.09%	0.55%	7.79%

(1)	Barclays Capital U.S. TIPS Index - The Barclays Capital U.S. TIPS Index is an unmanaged market index composed of U.S. Treasury inflation linked index securities.

(2)
Blended Index - The Blended Index is a customized index composed 60% of the S&P 500 Index and 40% of the Barclays Capital Intermediate Government/Credit Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Barclays Capital Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds.

(3)
CPI + 500 Basis Points - The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

(4)	For periods ending December 31, 2008.

CNI CHARTER FUNDS | PAGE 29

non-principal investment strategies and related risks

The following risks of the Funds referred to below are related to investment strategies that are material but not principal strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above. See risks described with respect to each Fund under the section entitled “The Funds.”

Foreign Securities – The Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund and the High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

Defensive Investments – The strategies described in this Prospectus are those the Funds use under normal circumstances. Each Fund’s portfolio managers may invest up to 100% of the Fund’s assets in cash or cash equivalents for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested. The Multi-Asset Fund’s underlying funds may have similar policies.

Portfolio Turnover – Each Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. The Multi-Asset Fund’s underlying funds may have similar policies. Annual portfolio turnover of 100% or more is considered high.

Sector Concentration – From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors impacting companies in that sector.

Real Estate – Related Investments – Because the Multi-Asset Fund may invest a portion of its assets directly or indirectly in securities of companies principally engaged in the real estate industry and other real estate related investments, the Fund’s performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Investments

CNI CHARTER FUNDS | PAGE 30

in real estate companies may also subject the Fund to the risks associated with the direct ownership of real estate. Real estate companies are subject to legislative or regulatory changes, adverse market conditions and/or increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry.

Commodities – The Multi-Asset Fund may invest a portion of its assets in exchange-traded notes or exchange-traded funds that are linked to commodities or commodities indexes. The Fund’s direct or indirect exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or risks affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Foreign Currencies – The Multi-Asset Fund’s direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of Investment Manager to predict movements in exchange rates. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Inflation-Indexed Bonds – The Multi-Asset Fund may invest in inflation-indexed bonds. Inflation-indexed bonds may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-indexed bonds are adjusted for inflation, the values of these bonds are not materially affected by inflation expectations. Therefore, the values of inflation-indexed bonds are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Repurchase Agreements – The Multi-Asset Fund may invest in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. The Fund may also invest in repurchase agreements collateralized by securities issued by foreign issuers, which are also subject to the “Foreign Securities” risks described above.

CNI CHARTER FUNDS | PAGE 31

Hedge Funds – The Multi-Asset Fund may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use. Hedge Funds are not registered as investment companies under the Investment Company Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

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how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called “redeem”) and exchange shares.

Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an “Authorized Institution”).Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.

How and when we calculate each Fund’s net asset value per share (“NAV”) determines the price at which you will buy or sell shares. We calculate the NAV of each Fund as of the close of trading on the New York Stock Exchange (the “NYSE”) every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

On any business day when the Bond Market Association (the “BMA”) recommends that the securities markets close early, each of the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each, a “Bond Fund”) reserves the right to close at or prior to the BMA recommended closing time. If a Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Bond Fund’s closing time and credit will be given on the next business day.

If your Authorized Institution receives your purchase, redemption or exchange order from you on a business day before the close of trading on the NYSE, we will price your order at that day’s NAV. If your Authorized Institution receives your order on a business day after the close of trading on the NYSE, we will price your order at the next day’s NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective on the day of transmittal. This allows your Authorized Institution time to process your request and transmit it to the Funds before close of trading on the NYSE on the day of transmittal.

How to Buy Shares

To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

CNI CHARTER FUNDS | PAGE 33

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill the Authorized Institution’s legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (including receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

How to Sell Shares

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash (a “redemption in kind”). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably

CNI CHARTER FUNDS | PAGE 34

have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the NYSE or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

How to Exchange Shares

You may exchange Institutional Class shares of a Fund for Institutional Class shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.

Frequent Purchases and Redemptions of Fund Shares

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s Authorized Institution.

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Funds (the “Transfer Agent”), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Funds’ market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a “round trip”) within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds’ policies and procedures if suspicious activity is detected. In addition, the Funds’ distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or

CNI CHARTER FUNDS | PAGE 35

that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

How We Calculate NAV

NAV for one share of a class of a Fund is the value of that share’s portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. We base the value of each Fund’s investments on their market values, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable, fair value prices may be determined by the Funds’ Fair Value Committee in good faith using methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV, the Fair Value Committee will determine the security’s fair value. In determining the fair value of a security, the Fair Value Committee will consider CNAM’s (or the relevant sub-advisor’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. More details about how we calculate the NAV for each Fund are in the SAI.

Purchase and Account Balance Minimums

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.

CNI CHARTER FUNDS | PAGE 36

dividends and taxes

Dividends

For the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund, we will declare investment income daily and distribute it monthly as a dividend to shareholders. For the Large Cap Growth Fund, the Large Cap Value Fund and the Multi-Asset Fund, we will declare and distribute investment income, if any, quarterly as a dividend to shareholders. For the RCB Small Cap Value Fund, we will declare and distribute investment income, if any, annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment of dividends and distributions in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. The Multi-Asset Fund’s use of a “fund of funds” structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. Each sale or exchange of Fund shares is a taxable event.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund’s shares or any exchange of a Fund’s shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

CNI CHARTER FUNDS | PAGE 37

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called “buying a dividend.” Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund’s appreciation.

The California Tax Exempt Bond Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the “Code”), calls “exempt interest dividends” to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal bonds. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal income tax, to the extent that that Fund derives its net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the Code.

More information about taxes is contained in the SAI.

CNI CHARTER FUNDS | PAGE 38

financial highlights

The following financial highlights tables are intended to help you understand the Funds’ financial performance. For each of the Funds, information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ 2008 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights tables is for an Institutional Class share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on an Institutional Class investment in each Fund (assuming reinvestment of all dividends and distributions).

	Large Cap Growth Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$8.86	$7.75	$7.43	$6.76	$6.37
Net Investment Income (loss)	0.03	0.05	0.02	0.04	0.01
Net Realized and Unrealized Gains (Losses) on Securities	(1.48)	1.10	0.32	0.67	0.38
Total from Operations	(1.45)	1.15	0.34	0.71	0.39
Dividends from Net Investment Income	(0.03)	(0.04)	(0.02)	(0.04)	(0.00	)(2)
Total Dividends	(0.03)	(0.04)	(0.02)	(0.04)	(0.00	)(2)
Net Asset Value End of Period	$7.38	$8.86	$7.75	$7.43	$6.76
Total Return*	(16.40)%	14.91%	4.59%	10.55%	6.20%
Net Assets End of Period (000s)	$31,074	$45,784	$35,842	$34,164	$25,575
Ratio of Expenses to Average Net Assets(3)	0.98%	0.99%	0.99%	0.98%	1.01%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35%	0.52%	0.27%	0.57%	0.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)	0.99%	1.00%	1.00%	1.00%	1.01%
Portfolio Turnover Rate	26%	30%	34%	27%	50%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Amount represents less than $0.01 per share.
(3)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 39

	Large Cap Value Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$11.21	$10.36	$9.54	$8.77	$7.41
Net Investment Income (loss)	0.16	0.19	0.13	0.10	0.08
Net Realized and Unrealized Gains (Losses) on Securities	(2.48)	1.38	1.21	1.13	1.36
Total from Operations	(2.32)	1.57	1.34	1.23	1.44
Dividends from Net Investment Income	(0.15)	(0.19)	(0.13)	(0.10)	(0.08)
Distributions from Realized Capital Gains	(0.49)	(0.53)	(0.39)	(0.36)	—
Total Dividends & Distributions	(0.64)	(0.72)	(0.52)	(0.46)	(0.08)
Net Asset Value End of Period	$8.25	$11.21	$10.36	$9.54	$8.77
Total Return*	(21.57)%	15.60%	14.50%	14.39%	19.40%
Net Assets End of Period (000s)	$88,361	$110,024	$92,946	$42,974	$38,344
Ratio of Expenses to Average Net Assets(2)	0.95%	0.96%	0.96%	0.96%	0.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.64%	1.73%	1.36%	1.12%	0.92%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)	0.96%	0.97%	0.97%	0.97%	0.97%
Portfolio Turnover Rate	36%	24%	31%	34%	36%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 40

	RCB Small Cap Value Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$30.79	$28.25	$28.58	$27.30	$21.92
Net Investment Income (loss)	0.19	0.02	0.06	0.07	0.06
Net Realized and Unrealized Gains (Losses) on Securities	(9.57)	3.00	0.05	2.58	5.40
Total from Operations	(9.38)	3.02	0.11	2.65	5.46
Dividends from Net Investment Income	—	(0.01)	(0.07)	—	—
Distributions from Realized Capital Gains	(4.99)	(0.47)	(0.37)	(1.37)	(0.08)
Total Dividends & Distributions	(4.99)	(0.48)	(0.44)	(1.37)	(0.08)
Net Asset Value End of Period	$16.42	$30.79	$28.25	$28.58	$27.30
Total Return*	(35.01)%	10.65%	0.40%	9.87%	24.97%
Net Assets End of Period (000s)	$1,742	$9,062	$13,435	$13,975	$8,955
Ratio of Expenses to Average Net Assets(2)	1.19%	1.19%	1.20%	1.18%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.85%	0.08%	0.20%	0.26%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)(2)	1.20%	1.20%	1.21%	1.20%	1.20%
Portfolio Turnover Rate	78%	57%	66%	41%	40%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 41

Multi-Asset Fund
Year ended Sept. 30, 2008(1)†
Net Asset Value Beginning of Period	$11.00
Net Investment Income (loss)	0.25
Net Realized and Unrealized Gains (Losses) on Securities	(1.32)
Total from Operations	(1.07)
Dividends from Net Investment Income	(0.23)
Distributions from Realized Capital Gains	—
Total Dividends & Distributions	(0.23)
Net Asset Value End of Period	$9.70
Total Return*	(9.84)%
Net Assets End of Period (000s)	$10,741
Ratio of Expenses to Average Net Assets(2)	1.29%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	2.37%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)(2)	1.30%
Portfolio Turnover Rate	141%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	Commenced operations on October 1, 2007.
(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Annualized.

CNI CHARTER FUNDS | PAGE 42

	Corporate Bond Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$10.18	$10.17	$10.27	$10.60	$10.89
Net Investment Income (loss)	0.43	0.45	0.42	0.40	0.41
Net Realized and Unrealized Gains (Losses) on Securities	(0.41)	—	(0.10)	(0.27)	(0.18)
Total from Operations	0.02	0.45	0.32	0.13	0.23
Dividends from Net Investment Income	(0.44)	(0.44)	(0.42)	(0.40)	(0.41)
Distributions from Realized Capital Gains	—	—	—	(0.06)	(0.11)
Total Dividends & Distributions	(0.44)	(0.44)	(0.42)	(0.46)	(0.52)
Net Asset Value End of Period	$9.76	$10.18	$10.17	$10.27	$10.60
Total Return*	0.04%	4.57%	3.19%	1.26%	2.15%
Net Assets End of Period (000s)	$69,709	$62,210	$55,290	$51,193	$47,080
Ratio of Expenses to Average Net Assets(2)	0.73%	0.74%	0.75%	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.25%	4.39%	4.14%	3.80%	3.82%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)	0.74%	0.75%	0.75%	0.76%	0.79%
Portfolio Turnover Rate	12%	30%	25%	25%	57%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 43

	Government Bond Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$10.33	$10.28	$10.40	$10.62	$10.93
Net Investment Income (loss)	0.42	0.46	0.41	0.31	0.25
Net Realized and Unrealized Gains (Losses) on Securities	0.08	0.05	(0.12)	(0.16)	(0.17)
Total from Operations	0.50	0.51	0.29	0.15	0.08
Dividends from Net Investment Income	(0.43)	(0.46)	(0.41)	(0.31)	(0.25)
Distributions from Realized Capital Gains	—	—	—	(0.06)	(0.14)
Total Dividends & Distributions	(0.43)	(0.46)	(0.41)	(0.37)	(0.39)
Net Asset Value End of Period	$10.40	$10.33	$10.28	$10.40	$10.62
Total Return*	4.87%	5.04%	2.89%	1.42%	0.81%
Net Assets End of Period (000s)	$66,097	$52,606	$35,671	$28,132	$20,901
Ratio of Expenses to Average Net Assets(2)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.05%	4.50%	4.04%	2.98%	2.39%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.77%	0.77%	0.78%	0.79%	0.81%
Portfolio Turnover Rate	36%	83%	62%	58%	169%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 44

	California Tax Exempt Bond Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$10.24	$10.25	$10.26	$10.41	$10.60
Net Investment Income (loss)	0.32	0.31	0.29	0.28	0.27
Net Realized and Unrealized Gains (Losses) on Securities	(0.18)	(0.01)	0.03	(0.11)	(0.06)
Total from Operations	0.14	0.30	0.32	0.17	0.21
Dividends from Net Investment Income	(0.32)	(0.31)	(0.29)	(0.28)	(0.27)
Distributions from Realized Capital Gains	—	—	(0.04)	(0.04)	(0.13)
Total Dividends & Distributions	(0.32)	(0.31)	(0.33)	(0.32)	(0.40)
Net Asset Value End of Period	$10.06	$10.24	$10.25	$10.26	$10.41
Total Return*	1.38%	2.98%	3.18%	1.65%	2.00%
Net Assets End of Period (000s)	$34,262	$33,802	$26,074	$22,768	$17,789
Ratio of Expenses to Average Net Assets(2)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.13%	3.04%	2.85%	2.70%	2.55%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.61%	0.62%	0.62%	0.63%	0.65%
Portfolio Turnover Rate	55%	43%	43%	54%	51%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 45

	High Yield Bond Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$8.91	$8.96	$9.04	$9.31	$8.95
Net Investment Income (loss)	0.64	0.70	0.68	0.71	0.72
Net Realized and Unrealized Gains (Losses) on Securities	(1.47)	(0.06)	(0.08)	(0.27)	0.36
Total from Operations	(0.83)	0.64	0.60	0.44	1.08
Dividends from Net Investment Income	(0.68)	(0.69)	(0.68)	(0.71)	(0.72)
Total Dividends	(0.68)	(0.69)	(0.68)	(0.71)	(0.72)
Net Asset Value End of Period	$7.40	$8.91	$8.96	$9.04	$9.31
Total Return*	(9.83)%	7.27%	6.90%	4.85%	12.47%
Net Assets End of Period (000s)	$13,926	$17,137	$20,887	$22,588	$22,860
Ratio of Expenses to Average Net Assets(2)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.72%	7.73%	7.58%	7.71%	7.87%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.09%	1.10%	1.10%	1.11%	1.14%
Portfolio Turnover Rate	20%	26%	23%	46%	35%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 46

important terms to know

Quality — the credit rating given to a security by a nationally recognized statistical rating organization.

Yield — the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

Effective Yield — the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

Duration — the sensitivity of a debt security to changes in interest rates. It takes into account both interest payments and payment at maturity.

S&P 500/Citigroup Growth Index — measures the performance of all of the stocks in the Standard & Poor’s 500 Index that are classified as growth stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

S&P 500/Citigroup Value Index — measures the performance of all of the stocks in the Standard & Poor’s 500 Index that are classified as value stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

Russell 2000 Index — measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 2000 Value Index — measures the performance of those Russell 2000 companies that have low price-to-book ratios and low forecasted growth values. The Index is reconstituted annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

Russell 2500 Value Index — measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index) that have low price-to-book ratios and low forecasted growth values. The Index is rebalanced annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2500 market capitalization is in the Value Index.

Barclays Capital U.S. Intermediate Corporate Bond Index — comprised of nonconvertible fixed income securities issued by corporations which have a fixed rate coupon, have between 1 and 10 years to maturity, at least $250 million par outstanding, an investment grade rating from Moody’s Investors Service, Standard & Poor’s or Fitch Ratings (Baa3/BBB-/BBB- or better), and are publicly registered. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

Barclays Capital U.S. Intermediate Government Bond Index — comprised of nonconvertible securities issued by the U.S. Government and U.S. Government agencies which have a fixed rate coupon, between 1 and 10 years to maturity, and at least $250 million par outstanding. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

Barclays Capital CA Intermediate-Short Municipal Index — comprised of California state-specific municipal issues which have a fixed rate coupon, have between 1 and 10 years to maturity, an investment grade rating from Moody’s Investors Service or Standard & Poor’s (Baa3/BBB- or better), and are publicly registered. The individual issues must also have at least $7 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

CNI CHARTER FUNDS | PAGE 47

Citigroup High Yield Market Capped Index — uses the same basic composition as the Citigroup High Yield Market Index (which is comprised of cash-pay, deferred-interest securities and Rule 144A bonds, of issuers domiciled in the United States or Canada with a minimum maturity of at least one year, a minimum amount outstanding of $100 million, and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s), but caps the total debt of each individual issuer at $5 billion par outstanding and delays the entry of “fallen angels,” or issuers recently downgraded from investment grade to high yield, into the Index.

Barclays Capital U.S. TIPS Index — composed of U.S. Treasury inflation linked index securities.

Blended Index — a customized index composed 60% of the S&P 500 Index and 40% of the Barclays Capital Intermediate Government/Credit Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Barclays Capital Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds.

CPI + 500 Basis Points — created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

CNI CHARTER FUNDS | PAGE 48

privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds’ Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds’ Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Funds’ Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.

CNI CHARTER FUNDS | PAGE 49

For More Information

CNI Charter Funds

Additional information is available free of charge in the Statement of Additional Information (“SAI”). The SAI is incorporated by reference (legally considered part of this document). In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds’ website at

www.cnicharterfunds.com or contact:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

▪    at the SEC’s Public Reference Room in Washington, D.C. at 1-202-942-8090;

▪    on the EDGAR database on the SEC’s Internet site at www.sec.gov; or

▪    by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

The Funds’ Investment Company Act file number: 811-07923.

CNI-PS-004-0800
Large Cap Growth Equity Fund Large Cap Value Equity Fund RCB Small Cap Value Fund Multi-Asset Fund Corporate Bond Fund Government Bond Fund California Tax Exempt Bond Fund High Yield Bond Fund

Prospectus dated January 28, 2009

Class N

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

RCB Small Cap Value Fund

Multi-Asset Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund

INVESTMENT MANAGER:
City National Asset Management, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

The Funds
Large Cap Growth Equity Fund (the “Large Cap Growth Fund”)	1
Large Cap Value Equity Fund (the “Large Cap Value Fund”)	3
RCB Small Cap Value Fund	5
Multi-Asset Fund	8
Corporate Bond Fund	13
Government Bond Fund	15
California Tax Exempt Bond Fund	18
High Yield Bond Fund	21
Management of the Funds	24
Prior Performance of Multi-Asset Fund Portfolio Managers	28
Non-Principal Investment Strategies and Related Risks	30
How to Buy, Sell and Exchange Shares	33
Dividends and Taxes	37
Financial Highlights	39
Important Terms to Know	47
Privacy Principles	49
For More Information	back cover

More detailed information on all subjects covered in this simplified Prospectus is contained within the Statement of Additional Information (“SAI”). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.

This Prospectus offers Class N shares of the Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund, the Multi-Asset Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each a “Fund” and together, the “Funds”) series of CNI Charter Funds. Class N shares are intended for individual investors, partnerships, corporations, and other accounts that have diversified investment needs. The Funds offer other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

large cap growth fund

Our Goal

The Large Cap Growth Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth. The goal of the Large Cap Growth Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Growth Index (over time the range varies, and was $337 million to $406 billion as of December 31, 2008). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Large Cap Growth Fund is not an index fund, we seek to manage the portfolio’s overall risk characteristics to be similar to those of the S&P 500/Citigroup Growth Index.

Principal Risks of Investing in the Large Cap Growth Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Large Cap Growth Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – By investing in stocks, the Large Cap Growth Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. The Large Cap Growth Fund is also subject to the risk that its principal market segment, large capitalization growth stocks, may underperform other equity market segments or the market as a whole.

Foreign Securities – Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Large Cap Growth Fund for the indicated periods. Of course, the Large Cap Growth Fund’s past performance (before and after taxes) does not necessarily indicate how the Large Cap Growth Fund will perform in the future.

CNI CHARTER FUNDS | PAGE 1

This bar chart shows the performance of the Large Cap Growth Fund’s Class N shares based on a calendar year.

Best Quarter	Worst Quarter
13.43%	(20.51)%
(Q4 2001)	(Q4 2008)

This table shows the Large Cap Growth Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Large Cap Growth Fund	One Year	Five Years	Since Inception
Return Before Taxes	(33.53)%	(3.11)%	(5.79	)%(3)
Return After Taxes on Distributions(1)	(33.59)%	(3.16)%	(5.82	)%(3)
Return After Taxes on Distributions and Sale of Fund Shares(1)	(21.79)%	(2.63)%	(4.73	)%(3)
S&P 500/Citigroup Growth Index(2)	(34.92)%	(3.13)%	(6.30	)%(4)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

(3)
Since January 14, 2000. Class N shares commenced operations on March 28, 2000. Prior to March 28, 2000, performance for Class N shares is based on the performance of the Institutional Class shares of the Large Cap Growth Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this Prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class N shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(4)	The index comparison shown begins on January 31, 2000.

Fees and Expenses of the Large Cap Growth Fund

This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Large Cap Growth Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Large Cap Growth Fund.

Annual Fund Operating Expenses(expenses that are deducted from Fund assets)
Management Fee(1)		0.65%
Distribution (12b-1) Fee		0.25%
Other Expense
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.09%
Total Other Expenses		0.34%
Total Annual Fund Operating Expenses(2)		1.24%

(1)	The “Management Fee” is an annual fee, payable monthly out of the Large Cap Growth Fund’s net assets.

(2)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the Large Cap Growth Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for Class N to 1.30%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Large Cap Growth Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the Large Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Growth Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500

CNI CHARTER FUNDS | PAGE 2

large cap value fund

Our Goal

The Large Cap Value Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations which are undervalued. The goals of the Large Cap Value Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio, at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Value Index (over time the range varies, and was $337 million to $170 billion as of December 31, 2008). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Large Cap Value Fund is not an index fund, we seek to manage the portfolio’s overall risk characteristics to be similar to those of the S&P 500/Citigroup Value Index.

Principal Risks of Investing in the Large Cap Value Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Large Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – By investing in stocks, the Large Cap Value Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. The Large Cap Value Fund is also subject to the risk that its principal market segment, large capitalization value stocks, may underperform other equity market segments or the market as a whole.

Foreign Securities – Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Large Cap Value Fund for the indicated periods. Of course, the Large Cap Value Fund’s past performance (before and after taxes) does not necessarily indicate how the Large Cap Value Fund will perform in the future.

CNI CHARTER FUNDS | PAGE 3

This bar chart shows the performance of the Large Cap Value Fund’s Class N shares based on a calendar year.

Best Quarter	Worst Quarter
18.75%	(20.98)%
(Q2 2003)	(Q4 2008)

This table shows the Large Cap Value Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Large Cap Value Fund	One Year	Five Years	Since Inception
Return Before Taxes	(34.93)%	(0.69)%	(0.77	)%(3)
Return After Taxes on Distributions(1)	(35.29)%	(1.54)%	(1.56	)%(3)
Return After Taxes on Distributions and Sale of Fund Shares(1)	(22.65)%	(0.53)%	(0.73	)%(3)
S&P 500/Citigroup Value Index(2)	(39.22)%	(1.31)%	(0.32	)%(4)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

(3)
Since January 14, 2000. Class N Shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class N shares is based on the performance of the Institutional Class shares of the Large Cap Value Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this Prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class N shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(4)	The index comparison shown begins on January 31, 2000.

Fees and Expenses of the Large Cap Value Fund

This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Large Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Large Cap Value Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.62%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.09%
Total Other Expenses		0.34%
Total Annual Fund Operating Expenses(2)		1.21%

(1)	The “Management Fee” is an annual fee, payable monthly out of the Large Cap Value Fund’s net assets.

(2)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the Large Cap Value Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for Class N to 1.25%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Large Cap Value Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the Large Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the Large Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Value Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466

CNI CHARTER FUNDS | PAGE 4

rcb small cap value fund

Our Goal

The RCB Small Cap Value Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the RCB Small Cap Value Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio, at least 80% of which consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion.

The overall investment philosophy of the RCB Small Cap Value Fund involves a value-oriented focus on preservation of capital over the long term and a “bottom-up” approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

•	Return on capital trends;

•	Cash flow and/or earnings growth;

•	Free cash flow;

•	Balance sheet integrity; and

•	Intrinsic value analysis.

Our research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the RCB Small Cap Value Fund’s portfolio holdings include disappointment in management or changes in the course of business, changes in a company’s fundamentals, or our assessment that a particular company’s stock is extremely overvalued. A 15% or greater decline in a company’s stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The RCB Small Cap Value Fund anticipates that it will have a low rate of portfolio turnover. This means that the RCB Small Cap Value Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

Principal Risks of Investing in the RCB Small Cap Value Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The RCB Small Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – By investing in stocks, the RCB Small Cap Value Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the RCB Small Cap Value Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition,

CNI CHARTER FUNDS | PAGE 5

individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. The RCB Small Cap Value Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

Smaller Capitalized Companies – The RCB Small Cap Value Fund primarily invests in smaller capitalized companies. We believe that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the RCB Small Cap Value Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the RCB Small Cap Value Fund may hold a significant percentage of a company’s outstanding shares, which means that the RCB Small Cap Value Fund may have to sell such investments at discounts from quoted prices.

Focus – The RCB Small Cap Value Fund holds a relatively small number of securities positions, each representing a relatively large portion of the RCB Small Cap Value Fund’s capital. Losses incurred in such positions could have a material adverse effect on the RCB Small Cap Value Fund’s overall financial condition. The RCB Small Cap Value Fund’s performance may also differ materially from the relevant benchmarks, which hold many more stocks than the RCB Small Cap Value Fund and may be focused on different sectors or industries than the RCB Small Cap Value Fund.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the RCB Small Cap Value Fund for the indicated periods. Of course, the RCB Small Cap Value Fund’s past performance (before and after taxes) does not necessarily indicate how the RCB Small Cap Value Fund will perform in the future.

Class N Shares of the RCB Small Cap Value Fund commenced operations on October 3, 2001. In the bar chart and the performance table, performance results for the period from October 1, 2001 through October 2, 2001 are for the Class R shares of the RCB Small Cap Value Fund, which were initially issued in connection with the reorganization of the RCB Small Cap Fund (the “Predecessor Fund”) on October 1, 2001. Performance results for the period before October 1, 2001 are for the Predecessor Fund, which commenced operations on September 30, 1998. Class N shares’ annual returns would have been substantially similar to those of the Class R shares because shares of each Class are invested in the same portfolio of securities. Class R shares of the RCB Small Cap Value Fund are not offered by this Prospectus.

CNI CHARTER FUNDS | PAGE 6

This bar chart shows the performance of the RCB Small Cap Value Fund’s Class N shares based on a calendar year.

Best Quarter	Worst Quarter
27.83%	(26.44)%
(Q2 2003)	(Q4 2008)

This table shows the average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of indices comprised of companies similar to those held by the Fund.

RCB Small Cap Value Fund	One Year	Five Years	Ten Years	Since Inception (9/30/98)
Return Before Taxes	(46.54)%	(8.87)%	2.96%	5.36%
Return After Taxes on Distributions(1)	(46.97)%	(9.95)%	2.13%	4.53%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(30.25)%	(7.11)%	2.56%	4.66%
Russell 2000 Index(2)	(33.79)%	(0.93)%	3.02%	4.48%
Russell 2000 Value Index(2)	(28.92)%	0.27%	6.11%	6.85%
Russell 2500 Value Index(2)	(31.99)%	(0.14)%	5.72%	6.68%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

Fees and Expenses of the RCB Small Cap Value Fund

This table describes the fees and expenses you may pay if you buy and hold Class N shares of the RCB Small Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the RCB Small Cap Value Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.85%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.10%
Total Other Expenses		0.35%
Total Annual Fund Operating Expenses(2)		1.45%

(1)	The “Management Fee” is an annual fee, payable monthly out of the RCB Small Cap Value Fund’s net assets.

(2)
The RCB Small Cap Value Fund’s sub-adviser has contractually agreed to limit its fees or reimburse the RCB Small Cap Value Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for Class N to 1.49% through January 28, 2010. Any fee reductions or reimbursements may be repaid to the RCB Small Cap Value Fund’s sub-adviser within 3 years after they occur if such repayments can be achieved within the RCB Small Cap Value Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the RCB Small Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the RCB Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the RCB Small Cap Value Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$148	$459	$792	$1,735

CNI CHARTER FUNDS | PAGE 7

multi-asset fund

Our Goal

The Multi-Asset Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments. The goal of the Multi-Asset Fund can only be changed with shareholder approval.

Principal Strategy

We invest in a diversified portfolio, including but not limited to direct investments in the following asset classes and investments in mutual funds and exchange-traded funds (“underlying funds”) which invest in these asset classes:

•	common and preferred equity securities of U.S. and foreign companies (including emerging market companies) of all industries, market capitalizations and investment characteristics,

•
the following types of fixed income securities, which are not limited with respect to maturity (except that the average maturity of the Multi-Asset Fund’s portfolio of direct investments in fixed income securities typically ranges from two to seven years):

o	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises,

o
corporate debt securities of U.S. and foreign companies (including emerging market companies) of all ratings (including below-investment grade ratings), such as bonds, notes, convertible securities, mortgage backed and asset backed instruments, corporate commercial paper, debentures, convertible and preferred securities and zero coupon obligations,

o	inflation-indexed bonds issued both by U.S. and foreign governments and corporations,

o	money market investments, such as U.S. and foreign bank certificates of deposit, fixed time deposits and bankers’ acceptances,

o	repurchase agreements on fixed income instruments issued by U.S. and foreign issuers,

o	debt securities issued by U.S. states or local governments or their subdivisions, agencies, authorities and other government-sponsored enterprises, and

o	obligations of foreign governments, including governments of emerging market countries, or their subdivisions, agencies and government-sponsored enterprises, and

o
options, futures contracts and swaps, which are types of derivatives, for the purpose of increasing returns or to hedge against price declines in any of the various securities or asset classes in which we may invest.

We invest in these securities and investments in proportions which reflect the judgment of the Investment Manager regarding the potential returns and risks of each asset class. The Investment Manager considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. We will purchase and sell portfolio securities based on a variety of valuation factors, including but not limited to expected return, expected risk, yield and price and earnings multiples, as well as analysis of various economic measures and statistics.

The Multi-Asset Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objectives by investing all or substantial portions of their assets in other mutual funds or other types of funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests solely in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees

CNI CHARTER FUNDS | PAGE 8

and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the Multi-Asset Fund’s shareholders and may therefore increase the amount of taxes payable by shareholders. The underlying funds in which the Fund may invest include other funds in the CNI Charter Funds family (“affiliated” funds) as well as funds unaffiliated with CNI Charter Funds (“unaffiliated” funds).

Information about Affiliated Underlying Funds

The Multi-Asset Fund intends to invest a portion of its assets in the Corporate Bond Fund, Government Bond Fund, and High Yield Bond Fund, each of which is managed by the Investment Manager. Detailed descriptions of each of these Funds’ principal investment strategies and principal investment risks are included in this Prospectus.

Information about Unaffiliated Underlying Funds

The Multi-Asset Fund also intends to invest in unaffiliated exchange-traded funds (“ETFs”) and mutual funds which invest in various types of securities. Detailed descriptions of each of these funds’ principal investment strategies and principal investment risks may be found in the respective prospectus for each unaffiliated underlying fund.

Principal Risks of Investing in the Multi-Asset Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Multi-Asset Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Allocation – The Multi-Asset Fund’s performance will be affected by the Investment Manager’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

Underlying Funds – Because the Multi-Asset Fund invests a significant portion of its assets in underlying funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment objective will depend in part upon the ability of the underlying funds to achieve their investment objectives. There can be no assurance that the investment objective of any underlying fund will be achieved.

Equity Securities – By investing directly or indirectly in common and preferred equity securities, the Multi-Asset Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any fund invested in equity securities, the value of your investment will fluctuate on a day-to-day and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry-wide and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer.

Fixed Income Securities – By investing directly or indirectly in fixed income securities, the Multi-Asset Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase

CNI CHARTER FUNDS | PAGE 9

in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

U.S. Government-Sponsored Entities – The Multi-Asset Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the Federal National Mortgage Association (“FNMA”), Federal Home Loan Bank (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC”), Government National Mortgage Association (“GNMA”), and Federal Farm Credit Banks (“FFCB”), which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. There is no lower limit on the ratings of high-yield securities that may be purchased or held by the Multi-Asset Fund. In addition, the Fund may invest in unrated securities. Lower rated securities and unrated equivalents are speculative and may be in default.

Government Obligations – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Foreign government obligations are also subject to similar risks that the issuer of the obligations may be unable or unwilling to repay principal or interest when due.

Foreign Securities – The Multi-Asset Fund may invest directly or indirectly in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

Emerging Market Securities – The Multi-Asset Fund’s investments in foreign securities may include investments in emerging markets. Many of the risks with respect to foreign investments are

CNI CHARTER FUNDS | PAGE 10

more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

Derivatives – A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The Multi-Asset Fund’s use of derivative instruments involves risks greater than the risks associated with investing directly in the securities in which it primarily invests. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, which is the risk that the value of the Fund’s investment will fluctuate with movements in the stock market; interest rate risk, which is the risk that the value of bonds and other debt securities will fall when interest rates rise; credit risk, which is the risk that the issuers of bonds and other debt securities may not be able to make interest or principal payments; counterparty risk, which is the risk that the other party to an agreement will default; and liquidity risk, which is the risk that lack of trading volume may make it difficult to sell securities at quoted market prices. The use of a derivative is speculative if the Fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the Fund invests in derivatives for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund’s use of derivatives may increase the taxes payable by shareholders.

Fund Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Multi-Asset Fund for the indicated periods. Of course, the Multi-Asset Fund’s past performance (before and after taxes) does not necessarily indicate how the Multi-Asset Fund will perform in the future.

For composite historical performance of institutional private accounts managed by the Multi-Asset Fund’s portfolio managers with investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund, see “Prior Performance of Multi-Asset Fund Portfolio Managers” on page 28. Past performance of these accounts does not necessarily indicate how the Multi-Asset Fund will perform in the future.

This bar chart shows the performance of the Multi-Asset Fund’s Class N shares based on a calendar year.

Best Quarter	Worst Quarter
0.44%	(8.26)%
(Q2 2008)	(Q3 2008)

CNI CHARTER FUNDS | PAGE 11

This table shows the average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of indices comprised of companies similar to those held by the Fund.

Multi-Asset Fund	One Year	Since Inception (10/1/07)
Return Before Taxes	(16.04)%	(13.77)%
Return After Taxes on Distributions(1)	(16.54)%	(14.36)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(10.39)%	(11.96)%
Blended Index(2)(3)	(22.07)%	(18.64	)%(5)
CPI + 500 Basis Points(2)(4)	5.10%	5.69	%(5)
S&P 500 Index(2)	(37.00)%	(32.75	)%(5)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

(3)	Blended Index - The Blended Index is a customized index composed 60% of the S&P 500 Index and 40% of the Barclays Capital Intermediate Government/Credit Index.

(4)
CPI + 500 Basis Points - The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

(5)	The index comparison shown begins on September 30, 2007.

Fees and Expenses of the Multi-Asset Fund

This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Multi-Asset Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Multi-Asset Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.50%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses(2)	0.87%
Total Other Expenses		1.12%
Total Annual Fund Operating Expenses(3)		1.87%

(1)	The “Management Fee” is an annual fee, payable monthly out of the Fund’s net assets.
(2)
“Other Fund Expenses” include 0.32% in Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year (“Acquired Funds”) and are therefore incurred indirectly by the Fund.

(3)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the Multi-Asset Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses) for Class N to 2.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the Multi-Asset Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the Multi-Asset Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Asset Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$190	$588	$1,011	$2,190

CNI CHARTER FUNDS | PAGE 12

corporate bond fund

Our Goal

The Corporate Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities. The goals of the Corporate Bond Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio of fixed income securities, at least 80% of which consists of investment grade corporate notes, bonds and debentures that are nationally traded, including U.S. government and agency securities and corporate issues of domestic and international companies denominated in U.S. dollars. We may also purchase mortgage backed and asset backed instruments whose maturities and durations are consistent with an intermediate term strategy. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. We will typically invest in corporate issues with a minimum credit rating from Moody’s Investors Service or Standard & Poor’s of Baa or BBB, mortgage backed and asset backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of A1 or P1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the Corporate Bond Fund. The Corporate Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Corporate Bond Fund.

Principal Risk of Investing in the Corporate Bond Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Corporate Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

Market Risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the Corporate Bond Fund is subject to the risk that its market segment, fixed income securities, may underperform other fixed income market segments or the markets as a whole.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Corporate Bond Fund for the indicated periods. Of course, the Corporate Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the Corporate Bond Fund will perform in the future.

CNI CHARTER FUNDS | PAGE 13

This bar chart shows the performance of the Corporate Bond Fund’s Class N shares based on a calendar year.

Best Quarter	Worst Quarter
4.42%	(2.90)%
(Q3 2001)	(Q3 2008)

This table shows the Corporate Bond Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

Corporate Bond Fund	One Year	Five Years	Since Inception
Return Before Taxes	1.40%	2.65%	4.83	%(3)
Return After Taxes on Distributions(1)	0.01%	1.27%	3.05	%(3)
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.90%	1.46%	3.06	%(3)
Barclays Capital U.S. Intermediate Corporate Bond Index(2)	(4.84)%	2.01%	5.18	%(4)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.
(3)
Since January 14, 2000. Class N shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class N shares is based on the performance of the Institutional Class shares of the Corporate Bond Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this Prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class N shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(4)	The index comparison shown begins on January 31, 2000.

Fees and Expenses of the Corporate Bond Fund

This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Corporate Bond Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Corporate Bond Fund.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.40%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.09%
Total Other Expenses		0.34%
Total Annual Fund Operating Expenses(2)		0.99%

(1)	The “Management Fee” is an annual fee, payable monthly out of the Corporate Bond Fund’s net assets.
(2)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the Corporate Bond Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for Class N to 1.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Corporate Bond Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the Corporate Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Corporate Bond Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

CNI CHARTER FUNDS | PAGE 14

government bond fund

Our Goal

The Government Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities. The goals of the Government Bond Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio, at least 80% of which consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. We may also purchase mortgage backed and asset backed instruments issued by the U.S. Government or government sponsored agencies whose maturity and duration are consistent with an intermediate term strategy. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.

We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. The Government Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Government Bond Fund.

Principal Risk of Investing in the Government Bond Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Government Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

Market Risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the Government Bond Fund is subject to the risk that its market segment, government fixed income securities, may underperform other fixed income market segments or the markets as a whole.

CNI CHARTER FUNDS | PAGE 15

Government-Sponsored Entities Risk – Although the Government Bond Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association (“GNMA”) pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Government Bond Fund for the indicated periods. Of course, the Government Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the Government Bond Fund will perform in the future.

This bar chart shows the performance of the Government Bond Fund’s Class N shares based on a calendar year.

Best Quarter	Worst Quarter
4.51%	(1.54)%
(Q3 2001)	(Q2 2004)

This table shows the Government Bond Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

Government Bond Fund	One Year	Five Years	Since Inception
Return Before Taxes	4.94%	3.30%	4.73	%(3)
Return After Taxes on Distributions(1)	3.60%	2.07%	3.23	%(3)
Return After Taxes on Distributions and Sale of Fund Shares(1)	3.19%	2.10%	3.15	%(3)
Barclays Capital U.S. Intermediate Government Bond Index(2)	10.43%	5.29%	6.44	%(4)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.
(3)
Since January 14, 2000. Class N shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class N shares is based on the performance of the Institutional Class shares of the Government Bond Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this Prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class N shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(4)	The index comparison shown begins on January 31, 2000.

CNI CHARTER FUNDS | PAGE 16

Fees and Expenses of the Government Bond Fund

This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Government Bond Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Government Bond Fund.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.43%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses(2)	0.10%
Total Other Expenses		0.35%
Total Annual Fund Operating Expenses(3)		1.03%

(1)	The “Management Fee” is an annual fee, payable monthly out of the Government Bond Fund’s net assets.
(2)
“Other Fund Expenses” include 0.009% in Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year (“Acquired Funds”) and are therefore incurred indirectly by the Fund.

(3)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the Government Bond Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses) for Class N to 0.95%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Government Bond Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Bond Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259

CNI CHARTER FUNDS | PAGE 17

california tax exempt bond fund

Our Goal

The California Tax Exempt Bond Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds. The goals of the California Tax Exempt Bond Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a portfolio, at least 80% of which consists of investment grade, intermediate-term municipal bond obligations, including general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the municipal bond market. The California Tax Exempt Bond Fund may also invest in short-term tax exempt commercial paper, floating rate notes or the shares of money market mutual funds whose objectives are consistent with those of the California Tax Exempt Bond Fund. The California Tax Exempt Bond Fund invests at least 80% of its net assets in intermediate-term, high quality municipal bonds and notes, and at least 80% of its total assets in debt securities, the interest from which is expected to be exempt from federal and California state personal income taxes. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from three to eight years. We will typically invest in issues with a minimum credit rating from Moody’s Investors Service or Standard & Poor’s of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB and short term notes with a rating from Moody’s of MIG1 or VMIG1 or from Standard & Poor’s of SP1 or A1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the California Tax Exempt Bond Fund.

Principal Risks of Investing in the California Tax Exempt Bond Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The California Tax Exempt Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the California Tax Exempt Bond Fund is subject to the risk that its market segment, municipal debt securities, may underperform other market segments or the markets as a whole.

CNI CHARTER FUNDS | PAGE 18

Government Risk – State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the California Tax Exempt Bond Fund’s holdings.

Non-diversification – The California Tax Exempt Bond Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the California Tax Exempt Bond Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the California Tax Exempt Bond Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations. See the SAI for more detailed information regarding California developments.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the California Tax Exempt Bond Fund for the indicated periods. Of course, the California Tax Exempt Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the California Tax Exempt Bond Fund will perform in the future.

This bar chart shows the performance of the California Tax Exempt Bond Fund’s Class N shares based on a calendar year.

Best Quarter	Worst Quarter
4.26%	(1.91)%
(Q3 2002)	(Q2 2004)

This table shows the California Tax Exempt Bond Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

California Tax Exempt Bond Fund	One Year	Five Years	Since Inception
Return Before Taxes	2.14%	2.40%	3.84	%(3)
Return After Taxes on Distributions(1)	2.14%	2.38%	4.02	%(3)
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.41%	2.43%	3.99	%(3)
Barclays Capital CA Intermediate – Short Municipal Index(2)	4.36%	3.50%	4.64	%(4)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

(3)
Since January 14, 2000. Class N shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class N shares is based on the performance of the Institutional Class shares of the California Tax Exempt Bond Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this Prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class N shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(4)	The index comparison shown begins on January 31, 2000.

CNI CHARTER FUNDS | PAGE 19

Fees and Expenses of the California Tax Exempt Bond Fund

This table describes the fees and expenses you may pay if you buy and hold Class N shares of the California Tax Exempt Bond Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the California Tax Exempt Bond Fund.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.27%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.09%
Total Other Expenses		0.34%
Total Annual Fund Operating Expenses(2)		0.86%

(1)	The “Management Fee” is an annual fee, payable monthly out of the California Tax Exempt Bond Fund’s net assets.

(2)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the California Tax Exempt Bond Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for Class N to 0.75%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the California Tax Exempt Bond Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the California Tax Exempt Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Tax Exempt Bond Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performances. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

CNI CHARTER FUNDS | PAGE 20

high yield bond fund

Our Goal

The High Yield Bond Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (i.e., “junk bonds”). The goal of the High Yield Bond Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio, at least 80% of which consists of fixed income securities rated below investment grade, including corporate bonds and debentures, convertible and preferred securities and zero coupon obligations. We may also invest in fixed income securities rated below investment grade that are issued by governments and agencies, both U.S. and foreign. We may also invest in equity securities. We seek to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, we purchase investments diversified across issuers, industries and sectors. The average maturity of the High Yield Bond Fund’s investments will vary. There is no limit on the maturity or on the credit quality of any security.

Principal Risks of Investing in the High Yield Bond Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The High Yield Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities (such as those in which the High Yield Bond Fund primarily invests) more volatile than higher rated securities. The maturity and duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the High Yield Bond Fund is subject to the risk that its market segment, high yield fixed income securities, may underperform other market segments or the markets as a whole.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Foreign Securities – The High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political

CNI CHARTER FUNDS | PAGE 21

instability and regulatory conditions in some countries. The High Yield Bond Fund may invest in foreign securities denominated in foreign currencies, whose value may decline against the U.S. dollar.

Equity Securities – The value of the High Yield Bond Fund’s equity investments will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

Past Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the High Yield Bond Fund for the indicated periods. Of course, the High Yield Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the High Yield Bond Fund will perform in the future. This bar chart shows the performance of the High Yield Bond Fund’s Class N shares based on a calendar year.

Best Quarter	Worst Quarter
8.03%	(19.76)%
(Q4 2001)	(Q4 2008)

This table shows the High Yield Bond Fund’s average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

High Yield Bond Fund	One Year	Five Years	Since Inception (1/14/00)
Return Before Taxes	(27.33)%	(1.76)%	2.20%
Return After Taxes on Distributions(1)	(29.57)%	(4.36)%	(0.86)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(17.45)%	(2.69)%	0.23%
Citigroup High Yield Market Capped Index(2)	(25.58)%	(0.90)%	2.63	%(3)

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

(3)	The index comparison shown began on January 31, 2000.

CNI CHARTER FUNDS | PAGE 22

Fees and Expenses of the High Yield Bond Fund

This table describes the fees and expenses you may pay if you buy and hold Class N shares of the High Yield Bond Fund. You pay no transaction fees for buying or selling Class N shares of the High Yield Bond Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.75%
Distribution (12b-1) Fee		0.30%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.09%
Total Other Expenses		0.34%
Total Annual Fund Operating Expenses(2)		1.39%

(1)	The “Management Fee” is an annual fee, payable monthly out of the High Yield Bond Fund’s net assets.

(2)
The Investment Manager has voluntarily agreed to limit its fees or reimburse the High Yield Bond Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) for Class N to 1.30%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the High Yield Bond Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the High Yield Bond Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$142	$440	$761	$1,669

CNI CHARTER FUNDS | PAGE 23

management of the funds

Investment Manager

City National Asset Management, Inc. (“CNAM” or the “Investment Manager”) provides the Funds with investment management services. CNAM’s address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, with approximately $7.1 billion in assets under management as of December 31, 2008. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2008, CNB and its affiliates had approximately $47.5 billion in assets under administration, which includes $30.8 billion in assets under management.

CNAM received for its investment management services a fee at the annual rate of 0.65% of average daily net assets of the Large Cap Growth Fund, 0.62% of average daily net assets of the Large Cap Value Fund, 0.85% of average daily net assets of the RCB Small Cap Value Fund, 0.50% of average daily net assets of the Multi-Asset Fund, 0.40% of average daily net assets of the Corporate Bond Fund, 0.37% of average daily net assets of the Government Bond Fund, 0.17% of average daily net assets of the California Tax Exempt Bond Fund and 0.67% of average daily net assets of the High Yield Bond Fund for the fiscal year ended September 30, 2008. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis of the Board of Trustees’ approval of the Funds’ investment advisory agreement with CNAM is available in the Funds’ Annual Report for the most recent fiscal year ended September 30.

Portfolio Managers

Richard A. Weiss and Brian L. Garbe serve as portfolio managers for the Large Cap Value Fund and the Large Cap Growth Fund. Barbara Bruser and William C. Miller serve as portfolio managers for the Multi-Asset Fund. Rodney J. Olea and William C. Miller serve as portfolio managers for the Corporate Bond Fund. Rodney J. Olea and Paul C. Single serve as portfolio managers for the Government Bond Fund. Rodney J. Olea and Alan Remedios serve as portfolio managers for the California Tax Exempt Bond Fund.

Richard A. Weiss is Chairman, President and Chief Investment Officer of CNAM. Mr. Weiss has nearly two decades of investment management experience and has designed and implemented quantitatively disciplined equity, fixed income, and international investment strategies. Prior to joining the Funds’ predecessor investment manager, CNB, in 1999, Mr. Weiss was Executive Vice President and Chief Investment Officer at Sanwa Bank California. Mr. Weiss holds a Master’s in Business Administration (“MBA”), with an emphasis in Finance and Econometrics from the University of Chicago, and an undergraduate degree in Finance from The Wharton School at the University of Pennsylvania.

Brian L. Garbe is Senior Vice President and Director of Research and Trading of CNAM. Mr. Garbe has nearly 20 years of experience in the investment field and currently oversees the creation, analysis and production of asset allocation, sector rotation and stock selection strategies for CNAM. Prior to joining CNB in 1999, Mr. Garbe was Vice President and Director of Research at Sanwa Bank California. Mr. Garbe holds an MBA from the

CNI CHARTER FUNDS | PAGE 24

Anderson Graduate School of Management at University of California, Los Angeles (“UCLA”) and an undergraduate degree in Applied Mathematics from UCLA.

Barbara Bruser is Senior Vice President and Director of Equities of CNAM, where she oversees equity investment policy, portfolio construction and stock selection. Ms. Bruser has been with CNB and CNAM since 2002 and has over 31 years of experience in the investment and financial industries. From 1998 to 2002, Ms. Bruser was Senior Vice President of Alternative Investment Strategies for Bank of America, and from 1993 to 1998 was Senior Vice President and Director of the Strategic Wealth Group for Wells Fargo/ First Interstate Bank. Ms. Bruser has also previously served as President and Director of Investor Relations at Security Pacific Corporation, and General Partner at RCM Capital Management. Ms. Bruser, a Chartered Financial Analyst, received a Bachelor of Arts degree in History and Comparative Literature from the University of California, Santa Barbara, and a Master’s degree in Library Science from the University of Western Ontario.

William C. Miller, Jr. is Senior Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Miller has over 11 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities. Prior to joining CNB in 2001, Mr. Miller was Investment Officer with Fiduciary Trust International of California and, from 1995 to 1998, was an Associate with Pacific Investment Management Company. Mr. Miller, a Chartered Financial Analyst, holds a Bachelor’s degree with a concentration in Finance from California State University, Fullerton.

Rodney J. Olea is Senior Vice President and Director of Fixed Income of CNAM. Mr. Olea has over 21 years of portfolio management experience and currently oversees the creation, analysis, and management of taxable and tax-free fixed income portfolios and bond selection strategies for CNAM. Mr. Olea has been with CNB since 1994. He has a degree in Economics from UCLA.

Paul C. Single is Senior Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Single has over 24 years of institutional investment management experience and specializes in investment grade taxable fixed income securities. Prior to joining CNB in 2003, Mr. Single was Principal and Portfolio Manager of Wells Capital Management.

Alan Remedios is Senior Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Remedios has over 17 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities for CNAM. Prior to joining CNB in 1999, Mr. Remedios was Vice President and Portfolio Manager at U.S. Trust Company. Mr. Remedios, a Chartered Financial Analyst, holds a degree in Finance from California State Polytechnic University.

Sub-Advisors

Reed Conner & Birdwell LLC (“RCB”), a wholly owned subsidiary of City National Corporation, currently serves as the RCB Small Cap Value Fund’s sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. RCB’s address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025.As of December 31, 2008, RCB managed assets of approximately $1.5 billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over 50 years.

Jeffrey Bronchick, Principal, Chief Investment Officer, and Portfolio Manager/Analyst and Thomas D. Kerr, Principal and Portfolio Manager/Analyst, are principally responsible for the management of the RCB Small Cap Value Fund.They have been associated with RCB or its predecessor since 1989 and 1994, respectively.

A discussion regarding the basis of the Board of Trustees’ approval of CNAM’s sub-advisory agreement with RCB is available in the Funds’

CNI CHARTER FUNDS | PAGE 25

Annual Report for the most recent fiscal year ended September 30.

Halbis Capital Management (USA), Inc. (“Halbis Capital USA”) currently serves as the High Yield Bond Fund’s sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. Halbis Capital USA’s principal offices are located at 452 Fifth Avenue, New York, NY 10018.It was formed in June, 2005, and is a wholly-owned subsidiary of Halbis Capital Management (UK), Ltd., which in turn is ultimately a part of HSBC Group, plc, one of the world’s largest banking and financial services organizations.

Halbis Capital USA provides investment advisory services relating to U.S. fixed income, high yield fixed income, emerging markets fixed income and alternative investment products. Halbis Capital USA is one of a number of HSBC Group subsidiaries (collectively referred to as “HSBC Global Asset Management”) engaged in investment advisory and fund management activities in many countries throughout the world. As of November 30, 2008, HSBC Global Asset Management managed assets of approximately $361 billion worldwide, and Halbis Capital USA managed assets of approximately $7.8 billion.

The High Yield Bond Fund is managed by Richard J. Lindquist, CFA, a Managing Director and the head of the high yield management team at Halbis Capital USA. The high yield management team, including Mr. Lindquist, joined HSBC Investments May 1, 2005. Mr. Lindquist was previously a Managing Director and the head of the high yield management team at Credit Suisse Asset Management, LLC (“CSAM”). He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a BS in Finance from Boston College and an MBA in Finance from the University of Chicago Graduate School of Business.

A discussion regarding the basis of the Board of Trustees’ approval of CNAM’s sub-advisory agreement with Halbis Capital USA is available in the Funds’ Annual Report for the most recent fiscal year ended September 30.

Other Sub-Advisors. Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund’s shareholders. The Funds have received an exemptive order from the Securities and Exchange Commission (the “SEC”). This order permits CNAM, subject to certain conditions required by the SEC, to replace any sub-advisor, other than RCB, with a new unaffiliated, third-party sub-advisor with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders, however, will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor any sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

Administrator

SEI Investments Global Funds Services (the “Administrator”) serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

CNI CHARTER FUNDS | PAGE 26

Distributor

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

Distribution of Fund Shares

The Funds have adopted a plan (the “Plan”) for their Class N shares under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Plan allows the Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of their Class N shares (0.30% for the High Yield Bond Fund). The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily CNB and its affiliates) as compensation for providing distribution-related services. Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Shareholder Servicing Fees

The Funds are subject to a shareholder service agreement that allows the Funds to pay fees to CNB and its affiliates for services provided to Class N shareholders. Because these fees are paid out of the Funds’ assets, over time these fees will also increase the cost of your investment. Shareholder servicing fees under that agreement, as a percentage of average daily net assets, are 0.25% for Class N shares of the Funds.

CNI CHARTER FUNDS | PAGE 27

prior performance of multi-asset fund portfolio managers

The following table sets forth composite performance data relating to the historical performance of all institutional private accounts (“Institutional Accounts”) managed by the Multi-Asset Fund’s portfolio managers on behalf of CNB (CNAM’s parent company, by which all CNAM employees are dually employed) since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund. The data is provided to illustrate the past performance of the Multi-Asset Fund’s portfolio managers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Multi-Asset Fund. Investors should not consider this performance data as an indication of future performance of the Multi-Asset Fund or of the Investment Manager.

The composite performance data shown below were calculated in accordance with the Global Investment Performance Standards (“GIPS”)(1), retroactively applied to all time periods, and are shown net of the Multi-Asset Fund’s net annual fund operating expenses of 1.55% of average daily net assets(2). All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by CNB’s institutional private accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary institutional private accounts managed by CNB that have investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in accounts’ returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account’s asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Multi-Asset Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Multi-Asset Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the Institutional Accounts presented below reflect the application of the Multi-Asset Fund’s annual fund operating expenses to the audited returns for 2004, 2005, 2006 and 2007 and preliminary unaudited returns for 2008. These results are not intended to predict or suggest the returns that might be experienced by the Multi-Asset Fund or an individual investor investing in the Multi-Asset Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

(1)
GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

(2)
The Multi-Asset Fund’s net annual fund operating expenses are calculated by subtracting the Multi-Asset Fund’s Acquired Fund Fees and Expenses of 0.32% from its Total Annual Fund Operating Expenses of 1.87%, as shown on page 12.

CNI CHARTER FUNDS | PAGE 28

Historical Returns

Year Ending December 31	Institutional Accounts – Net Returns	Institutional Accounts – Gross Returns	Barclays Capital U.S. TIPS Index(1)	Blended Index(2)	CPI + 500 Basis Points(3)
2004	11.95%	13.50%	8.46%	7.76%	8.41%
2005	5.45%	7.00%	2.84%	3.65%	8.54%
2006	11.05%	12.60%	0.49%	11.00%	7.68%
2007	6.55%	8.10%	11.63%	6.40%	9.27%
2008	(14.55)%	(13.00)%	(2.35)%	(22.07)%	5.10%

Total Returns (Annualized)

	Institutional Accounts – Net Returns	Institutional Accounts – Gross Returns	Barclays Capital U.S. TIPS Index(1)	Blended Index(2)	CPI + 500 Basis Points(3)
One Year(4)	(14.55)%	(13.00)%	(2.35)%	(22.07)%	5.10%
Two Years(4)	(4.55)%	(3.00)%	4.41%	(8.94)%	7.16%
Three Years(4)	0.45%	2.00%	3.08%	(2.73)%	7.33%
Four Years(4)	1.65%	3.20%	3.02%	(1.17)%	7.63%
Five Years(4)	3.65%	5.20%	4.09%	0.55%	7.79%

(1)	Barclays Capital U.S. TIPS Index - The Barclays Capital U.S. TIPS Index is an unmanaged market index composed of U.S. Treasury inflation linked index securities.

(2)
Blended Index - The Blended Index is a customized index composed 60% of the S&P 500 Index and 40% of the Barclays Capital Intermediate Government/Credit Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Barclays Capital Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds.

(3)
CPI + 500 Basis Points - The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

(4)	For periods ending December 31, 2008.

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non-principal investment strategies and related risks

The following risks of the Funds referred to below are related to investment strategies that are material but not principal strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above. See risks described with respect to each Fund under the section entitled “The Funds.”

Foreign Securities – The Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund and the High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

Defensive Investments – The strategies described in this Prospectus are those the Funds use under normal circumstances. Each Fund’s portfolio managers may invest up to 100% of the Fund’s assets in cash or cash equivalents for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested. The Multi-Asset Fund’s underlying funds may have similar policies.

Portfolio Turnover – Each Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. The Multi-Asset Fund’s underlying funds may have similar policies. Annual portfolio turnover of 100% or more is considered high.

Sector Concentration – From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors impacting companies in that sector.

Real Estate – Related Investments – Because the Multi-Asset Fund may invest a portion of its assets directly or indirectly in securities of companies principally engaged in the real estate industry and other real estate related investments, the Fund’s performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Investments

CNI CHARTER FUNDS | PAGE 30

in real estate companies may also subject the Fund to the risks associated with the direct ownership of real estate. Real estate companies are subject to legislative or regulatory changes, adverse market conditions and/or increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry.

Commodities – The Multi-Asset Fund may invest a portion of its assets in exchange-traded notes or exchange-traded funds that are linked to commodities or commodities indexes. The Fund’s direct or indirect exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or risks affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Foreign Currencies – The Multi-Asset Fund’s direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of Investment Manager to predict movements in exchange rates. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Inflation-Indexed Bonds – The Multi-Asset Fund may invest in inflation-indexed bonds. Inflation-indexed bonds may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-indexed bonds are adjusted for inflation, the values of these bonds are not materially affected by inflation expectations. Therefore, the values of inflation-indexed bonds are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Repurchase Agreements – The Multi-Asset Fund may invest in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. The Fund may also invest in repurchase agreements collateralized by securities issued by foreign issuers, which are also subject to the “Foreign Securities” risks described above.

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Hedge Funds – The Multi-Asset Fund may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use. Hedge Funds are not registered as investment companies under the Investment Company Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

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how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called “redeem”) and exchange shares.

Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an “Authorized Institution”). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.

How and when we calculate each Fund’s net asset value per share (“NAV”) determines the price at which you will buy or sell shares. We calculate the NAV of each Fund as of the close of trading on the New York Stock Exchange (the “NYSE”) every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

On any business day when the Bond Market Association (the “BMA”) recommends that the securities markets close early, each of the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each, a “Bond Fund”) reserves the right to close at or prior to the BMA recommended closing time. If a Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Bond Fund’s closing time and credit will be given on the next business day.

If your Authorized Institution receives your purchase, redemption or exchange order from you on a business day before the close of trading on the NYSE, we will price your order at that day’s NAV. If your Authorized Institution receives your order on a business day after the close of trading on the NYSE, we will price your order at the next day’s NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective on the day of transmittal. This allows your Authorized Institution time to process your request and transmit it to the Funds before close of trading on the NYSE on the day of transmittal.

How to Buy Shares

To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

CNI CHARTER FUNDS | PAGE 33

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill the Authorized Institution’s legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (including receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

How to Sell Shares

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash (a “redemption in kind”). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably

CNI CHARTER FUNDS | PAGE 34

have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the NYSE or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

How to Exchange Shares

You may exchange Class N shares of a Fund for Class N shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.

Frequent Purchases and Redemptions of Fund Shares

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s Authorized Institution.

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Funds (the “Transfer Agent”), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Funds’ market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a “round trip”) within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds’ policies and procedures if suspicious activity is detected. In addition, the Funds’ distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or

CNI CHARTER FUNDS | PAGE 35

that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

How We Calculate NAV

NAV for one share of a class of a Fund is the value of that share’s portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. We base the value of each Fund’s investments on their market values, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable, fair value prices may be determined by the Funds’ Fair Value Committee in good faith using methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV, the Fair Value Committee will determine the security’s fair value. In determining the fair value of a security, the Fair Value Committee will consider CNAM’s (or the relevant sub-advisor’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. More details about how we calculate the NAV for each Fund are in the SAI.

Purchase and Account Balance Minimums

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.

CNI CHARTER FUNDS | PAGE 36

dividends and taxes

Dividends

For the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund, we will declare investment income daily and distribute it monthly as a dividend to shareholders. For the Large Cap Growth Fund, the Large Cap Value Fund and the Multi-Asset Fund, we will declare and distribute investment income, if any, quarterly as a dividend to shareholders. For the RCB Small Cap Value Fund, we will declare and distribute investment income, if any, annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment of dividends and distributions in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. The Multi-Asset Fund’s use of a “fund of funds” structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. Each sale or exchange of Fund shares is a taxable event.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund’s shares or any exchange of a Fund’s shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

CNI CHARTER FUNDS | PAGE 37

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called “buying a dividend.” Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund’s appreciation.

The California Tax Exempt Bond Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the “Code”), calls “exempt interest dividends” to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal bonds. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal income tax, to the extent that that Fund derives its net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the Code.

More information about taxes is contained in the SAI.

CNI CHARTER FUNDS | PAGE 38

financial highlights

The following financial highlights tables are intended to help you understand the Funds’ financial performance. For each of the Funds, information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ 2008 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights tables is for a Class N share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on a Class N investment in each Fund (assuming reinvestment of all dividends and distributions).

	Large Cap Growth Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)		Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$8.77	$7.68	$7.35		$6.69	$6.32
Net Investment Income (loss)	0.01	0.01	—		0.02	(0.01)
Net Realized and Unrealized Gains (Losses) on Securities	(1.46)	1.10	0.33		0.67	0.38
Total from Operations	(1.45)	1.11	0.33		0.69	0.37
Dividends from Net Investment Income	(0.01)	(0.02)	(0.00	)(2)	(0.03)	(0.00	)(2)
Total Dividends	(0.01)	(0.02)	(0.00	)(2)	(0.03)	(0.00	)(2)
Net Asset Value End of Period	$7.31	$8.77	$7.68		$7.35	$6.69
Total Return*	(16.55)%	14.51%	4.55%		10.28%	5.87%
Net Assets End of Period (000s)	$11,341	$15,063	$10,363		$8,278	$5,223
Ratio of Expenses to Average Net Assets(3)	1.23%	1.24%	1.24%		1.23%	1.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11%	0.28%	0.03%		0.33%	(0.14)%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)	1.24%	1.25%	1.25%		1.25%	1.26%
Portfolio Turnover Rate	26%	30%	34%		27%	50%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Amount represents less than $0.01 per share.
(3)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 39

	Large Cap Value Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$11.19	$10.35	$9.53	$8.76	$7.41
Net Investment Income (loss)	0.13	0.16	0.11	0.09	0.05
Net Realized and Unrealized Gains (Losses) on Securities	(2.46)	1.37	1.20	1.12	1.36
Total from Operations	(2.33)	1.53	1.31	1.21	1.41
Dividends from Net Investment Income	(0.13)	(0.16)	(0.10)	(0.08)	(0.06)
Distributions from Realized Capital Gains	(0.49)	(0.53)	(0.39)	(0.36)	—
Total Dividends & Distributions	(0.62)	(0.69)	(0.49)	(0.44)	(0.06)
Net Asset Value End of Period	$8.24	$11.19	$10.35	$9.53	$8.76
Total Return*	(21.72)%	15.24%	14.24%	14.14%	19.01%
Net Assets End of Period (000s)	$11,712	$17,190	$13,104	$10,664	$6,281
Ratio of Expenses to Average Net Assets(2)	1.20%	1.21%	1.21%	1.21%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.38%	1.47%	1.13%	0.87%	0.64%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)	1.21%	1.22%	1.22%	1.22%	1.22%
Portfolio Turnover Rate	36%	24%	31%	34%	36%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 40

	RCB Small Cap Value Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)		Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$30.42	$27.98	$28.31		$27.13	$21.84
Net Investment Income (loss)	0.15	(0.05)	(0.01)		0.00	(0.02)
Net Realized and Unrealized Gains (Losses) on Securities	(9.44)	2.96	0.05		2.55	5.39
Total from Operations	(9.29)	2.91	0.04		2.55	5.37
Dividends from Net Investment Income	—	—	(0.00	)(2)	—	—
Distributions from Realized Capital Gains	(4.99)	(0.47)	(0.37)		(1.37)	(0.08)
Total Dividends & Distributions	(4.99)	(0.47)	(0.37)		(1.37)	(0.08)
Net Asset Value End of Period	$16.14	$30.42	$27.98		$28.31	$27.13
Total Return*	(35.16)%	10.37%	0.17%		9.55%	24.64%
Net Assets End of Period (000s)	$4,262	$9,753	$10,470		$12,754	$7,551
Ratio of Expenses to Average Net Assets(3)	1.44%	1.44%	1.45%		1.43%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets(3)	0.70%	(0.16)	(0.04)		0.01%	(0.07)
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)(3)	1.45%	1.45%	1.46%		1.45%	1.48%
Portfolio Turnover Rate	78%	57%	66%		41%	40%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Amount represents less than $0.01 per share.
(3)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 41

Multi-Asset Fund

Year ended Sept. 30, 2008(1)†
Net Asset Value Beginning of Period	$11.00
Net Investment Income (loss)	0.23
Net Realized and Unrealized Gains (Losses) on Securities	(1.33)
Total from Operations	(1.10)
Dividends from Net Investment Income	(0.21)
Distributions from Realized Capital Gains	—
Total Dividends & Distributions	(0.21)
Net Asset Value End of Period	$9.69
Total Return*	(10.12)%
Net Assets End of Period (000s)	$16,708
Ratio of Expenses to Average Net Assets(2)	1.53%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	2.22%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)(2)	1.54%
Portfolio Turnover Rate	141%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	Commenced operations on October 1, 2007.
(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Annualized.

CNI CHARTER FUNDS | PAGE 42

	Corporate Bond Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$10.18	$10.17	$10.27	$10.61	$10.89
Net Investment Income (loss)	0.41	0.42	0.39	0.37	0.37
Net Realized and Unrealized Gains (Losses) on Securities	(0.41)	0.01	(0.10)	(0.28)	(0.16)
Total from Operations	0.00	0.43	0.29	0.09	0.21
Dividends from Net Investment Income	(0.41)	(0.42)	(0.39)	(0.37)	(0.38)
Distributions from Realized Capital Gains	—	—	—	(0.06)	(0.11)
Total Dividends & Distributions	(0.41)	(0.42)	(0.39)	(0.43)	(0.49)
Net Asset Value End of Period	$9.77	$10.18	$10.17	$10.27	$10.61
Total Return*	(0.11)%	4.30%	2.93%	0.91%	1.99%
Net Assets End of Period (000s)	$608	$1,043	$1,332	$1,530	$1,522
Ratio of Expenses to Average Net Assets(2)	0.98%	0.99%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.02%	4.13%	3.88%	3.55%	3.51%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)	0.99%	1.00%	1.00%	1.01%	1.04%
Portfolio Turnover Rate	12%	30%	25%	25%	57%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 43

	Government Bond Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$10.35	$10.30	$10.42	$10.64	$10.95
Net Investment Income (loss)	0.40	0.44	0.39	0.29	0.23
Net Realized and Unrealized Gains (Losses) on Securities	0.07	0.04	(0.12)	(0.17)	(0.17)
Total from Operations	0.47	0.48	0.27	0.12	0.06
Dividends from Net Investment Income	(0.40)	(0.43)	(0.39)	(0.28)	(0.23)
Distributions from Realized Capital Gains	—	—	—	(0.06)	(0.14)
Total Dividends & Distributions	(0.40)	(0.43)	(0.39)	(0.34)	(0.37)
Net Asset Value End of Period	$10.42	$10.35	$10.30	$10.42	$10.64
Total Return*	4.59%	4.77%	2.63%	1.16%	0.55%
Net Assets End of Period (000s)	$2,761	$2,632	$1,782	$554	$436
Ratio of Expenses to Average Net Assets(2)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.80%	4.25%	3.81%	2.70%	2.14%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)	1.02%	1.02%	1.03%	1.04%	1.06%
Portfolio Turnover Rate	36%	83%	62%	58%	169%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 44

	California Tax Exempt Bond Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$10.27	$10.27	$10.29	$10.44	$10.62
Net Investment Income (loss)	0.30	0.28	0.26	0.25	0.24
Net Realized and Unrealized Gains (Losses) on Securities	(0.18)	—	0.02	(0.11)	(0.05)
Total from Operations	0.12	0.28	0.28	0.14	0.19
Dividends from Net Investment Income	(0.30)	(0.28)	(0.26)	(0.25)	(0.24)
Distributions from Realized Capital Gains	—	—	(0.04)	(0.04)	(0.13)
Total Dividends & Distributions	(0.30)	(0.28)	(0.30)	(0.29)	(0.37)
Net Asset Value End of Period	$10.09	$10.27	$10.27	$10.29	$10.44
Total Return*	1.12%	2.82%	2.81%	1.39%	1.84%
Net Assets End of Period (000s)	$1,049	$922	$1,134	$1,487	$2,439
Ratio of Expenses to Average Net Assets(2)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.87%	2.78%	2.59%	2.43%	2.29%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)	0.86%	0.87%	0.87%	0.88%	0.90%
Portfolio Turnover Rate	55%	43%	43%	54%	51%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 45

	High Yield Bond Fund

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset Value Beginning of Period	$8.91	$8.96	$9.04	$9.31	$8.95
Net Investment Income (loss)	0.62	0.68	0.65	0.69	0.70
Net Realized and Unrealized Gains (Losses) on Securities	(1.47)	(0.07)	(0.08)	(0.27)	0.35
Total from Operations	(0.85)	0.61	0.57	0.42	1.05
Dividends from Net Investment Income	(0.66)	(0.66)	(0.65)	(0.69)	(0.69)
Total Dividends	(0.66)	(0.66)	(0.65)	(0.69)	(0.69)
Net Asset Value End of Period	$7.40	$8.91	$8.96	$9.04	$9.31
Total Return*	(10.10)%	6.95%	6.58%	4.54%	12.14%
Net Assets End of Period (000s)	$17,521	$20,121	$20,045	$21,028	$20,655
Ratio of Expenses to Average Net Assets(2)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.43%	7.44%	7.28%	7.41%	7.56%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.39%	1.40%	1.40%	1.41%	1.44%
Portfolio Turnover Rate	20%	26%	23%	46%	35%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 46

important terms to know

Quality — the credit rating given to a security by a nationally recognized statistical rating organization.

Yield — the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

Effective Yield — the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

Duration — the sensitivity of a debt security to changes in interest rates. It takes into account both interest payments and payment at maturity.

S&P 500/Citigroup Growth Index — measures the performance of all of the stocks in the Standard & Poor’s 500 Index that are classified as growth stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

S&P 500/Citigroup Value Index — measures the performance of all of the stocks in the Standard & Poor’s 500 Index that are classified as value stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization .

Russell 2000 Index — measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 2000 Value Index — measures the performance of those Russell 2000 companies that have low price-to-book ratios and low forecasted growth values. The Index is reconstituted annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

Russell 2500 Value Index — measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index) that have low price-to-book ratios and low forecasted growth values. The Index is rebalanced annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2500 market capitalization is in the Value Index.

Barclays Capital U.S. Intermediate Corporate Bond Index — comprised of nonconvertible fixed income securities issued by corporations which have a fixed rate coupon, have between 1 and 10 years to maturity, at least $250 million par outstanding, an investment grade rating from Moody’s Investors Service, Standard & Poor’s or Fitch Ratings (Baa3/BBB-/BBB- or better), and are publicly registered. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

Barclays Capital U.S. Intermediate Government Bond Index — comprised of nonconvertible securities issued by the U.S. Government and U.S. Government agencies which have a fixed rate coupon, between 1 and 10 years to maturity, and at least $250 million par outstanding. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

Barclays Capital CA Intermediate-Short Municipal Index — comprised of California state-specific municipal issues which have a fixed rate coupon, have between 1 and 10 years to maturity, an investment grade rating from Moody’s Investors Service or Standard & Poor’s (Baa3/BBB- or better), and are publicly registered. The individual issues must also have at least $7 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

CNI CHARTER FUNDS | PAGE 47

Citigroup High Yield Market Capped Index — uses the same basic composition as the Citigroup High Yield Market Index (which is comprised of cash-pay, deferred-interest securities and Rule 144A bonds, of issuers domiciled in the United States or Canada with a minimum maturity of at least one year, a minimum amount outstanding of $100 million, and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s), but caps the total debt of each individual issuer at $5 billion par outstanding and delays the entry of “fallen angels,” or issuers recently downgraded from investment grade to high yield, into the Index.

Barclays Capital U.S. TIPS Index — composed of U.S. Treasury inflation linked index securities.

Blended Index — a customized index composed 60% of the S&P 500 Index and 40% of the Barclays Capital Intermediate Government/Credit Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Barclays Capital Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds.

CPI + 500 Basis Points — created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

CNI CHARTER FUNDS | PAGE 48

privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds’ Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds’ Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Funds’ Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.

CNI CHARTER FUNDS | PAGE 49

For More Information

CNI Charter Funds

Additional information is available free of charge in the Statement of Additional Information (“SAI”). The SAI is incorporated by reference (legally considered part of this document). In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds’ website at www.cnicharterfunds.com or contact:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

▪ at the SEC’s Public Reference Room in Washington, D.C. at 1-202-942-8090;

▪ on the EDGAR database on the SEC’s Internet site at www.sec.gov; or

▪ by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

The Funds’ Investment Company Act file number: 811-07923.

CNI-PS-005-0800
Large Cap Value Equity Fund RCB Small Cap Value Fund Multi-Asset Fund Corporate Bond Fund Government Bond Fund California Tax Exempt Bond Fund High Yield Bond Fund

Prospectus dated January 28, 2009

Class R

RCB Small Cap Value Fund

INVESTMENT MANAGER:
City National Asset Management, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

Summary	1
Management of the Fund	4
Non-Principal Investment Strategies and Related Risks	6
How to Buy and Sell Shares	7
Dividends and Taxes	14
Financial Highlights	15
Important Terms to Know	16
Privacy Principles	17
For More Information	back cover

More detailed information on all subjects covered in this simplified Prospectus is contained within the Statement of Additional Information (“SAI”). Investors seeking more in-depth explanations of the Fund described here should request the SAI and review it before purchasing shares.

This Prospectus offers Class R shares of the RCB Small Cap Value Fund (the “Fund”), a series of CNI Charter Funds. Class R shares are intended for individual investors, partnerships, corporations, and other accounts that have diversified investment needs, and purchase shares of the Fund through their brokers. The Fund offers other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

summary

Our Goal

The Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the Fund can only be changed with shareholder approval.

Principal Strategy

We purchase a diversified portfolio, at least 80% of which consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion.

The overall investment philosophy of the Fund involves a value-oriented focus on preservation of capital over the long term and a “bottom-up” approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

•	Return on capital trends;

•	Cash flow and/or earnings growth;

•	Free cash flow;

•	Balance sheet integrity; and

•	Intrinsic value analysis.

Our research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the Fund’s portfolio holdings include disappointment in management or changes in the course of business, changes in a company’s fundamentals, or our assessment that a particular company’s stock is extremely overvalued. A 15% or greater decline in a company’s stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – By investing in stocks, the Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund

CNI CHARTER FUNDS | PAGE 1

is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

Smaller Capitalized Companies – The Fund primarily invests in smaller capitalized companies. We believe that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the Fund may hold a significant percentage of a company’s outstanding shares, which means that the Fund may have to sell such investments at discounts from quoted prices.

Focus – The Fund holds a relatively small number of securities positions, each representing a relatively large portion of the Fund’s capital. Losses incurred in such positions could have a material adverse effect on the Fund’s overall financial condition. The Fund’s performance may also differ materially from the relevant benchmarks, which hold many more stocks than the Fund and may be focused on different sectors or industries than the Fund.

Past Performance

Class R shares of the Fund commenced operations on October 1, 2001. In the bar chart and the performance table that follow, performance results before October 1, 2001 are for shares of the RCB Small Cap Fund (the “Predecessor Fund”), which reorganized into the Fund on October 1, 2001. The bar chart and the performance table thus illustrate some of the risks and volatility of an investment in the Fund for the indicated periods. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows performance based on a calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would have been less than those shown.

Best Quarter	Worst Quarter
27.73%	(26.50)%
(Q2 2003)	(Q4 2008)

CNI CHARTER FUNDS | PAGE 2

This table shows the average annual total returns for the periods ending December 31, 2008. The table also shows how the Fund’s performance compares with the returns of indices comprised of companies similar to those held by the Fund.

RCB Small Cap Value Fund*	One Year	Five Years	Ten Years	Since Inception (9/30/98)
Return Before Taxes	(48.32)%	(9.49)%	2.60%	5.00%
Return After Taxes on Distributions(1)	(48.81)%	(10.58)%	1.76%	4.16%
Return After Taxes on Distributionsand Sale of Fund Shares(1)	(31.41)%	(7.62)%	2.23%	4.33%
Russell 2000 Index(2)	(33.79)%	(0.93)%	3.02%	4.48%
Russell 2000Value Index(2)	(28.92)%	0.27%	6.11%	6.85%
Russell 2500Value Index(2)	(31.99)%	(0.14)%	5.72%	6.68%

*	Fund returns reflect a 3.50% sales charge.

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold Class R shares of the Fund.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		3.50%
Maximum deferred sales charge (load)		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)		0.85%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses(2)	0.60%
Total Annual Fund Operating Expenses		1.95%
Shareholder Servicing Fee Waiver(3)		(0.25)%
Fee Waiver(4)		(0.21)%
Net Annual Fund Operating Expenses(4)		1.49%

(1)	The “Management Fee” is an annual fee, payable monthly out of the Fund’s net assets.

(2)	"Other Fund Expenses" are estimated.

(3)
City National Bank, which receives shareholder servicing fees from the Fund pursuant to a shareholder servicing agreement, has contractually agreed to waive its shareholder servicing fees for the year ending January 28, 2010.

(4)
The distributor voluntarily waived 0.21% in distribution fees for the fiscal year ending September 30, 2008. This waiver continues in effect as of the date of this Prospectus but may be terminated at any time. If the distributor had not waived 0.21% in distribution fees, the Fund’s sub-advisor would have waived that amount, as the Fund’s sub-advisor has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Class R Total Annual Fund Operating Expenses (excluding loads, taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) at or below 1.49% through January 28, 2010. Any fee reductions or reimbursements may be repaid to the Fund’s sub-advisor within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

The Example is intended to help you compare the cost of investing in the RCB Small Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class R shares of the RCB Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the RCB Small Cap Value Fund’s operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$496	$898	$1,324	$2,509

CNI CHARTER FUNDS | PAGE 3

management of the fund

Investment Advisor

Reed Conner & Birdwell LLC (the “Investment Advisor”), a wholly owned subsidiary of City National Corporation, currently serves as the Fund’s sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with City National Asset Management, Inc. (“CNAM”). The Investment Advisor’s address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. As of December 31, 2008, the Investment Advisor managed assets of approximately $1.5 billion for individual and institutional investors. The Investment Advisor and its predecessor have been engaged in the investment advisory business for over 50 years.

Jeffrey Bronchick, Principal, Chief Investment Officer and Portfolio Manager/Analyst and Thomas D. Kerr, Principal and Portfolio Manager/Analyst, are principally responsible for the management of the Fund. They have been associated with the Investment Advisor or its predecessor since 1989 and 1994, respectively.

Investment Manager

City National Asset Management, Inc. (“CNAM”) provides the Fund with investment management services. CNAM’s address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, with approximately $7.1 billion in assets under management as of December 31, 2008. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2008, CNB and its affiliates had approximately $47.5 billion in assets under administration, which includes $30.8 billion in assets under management.

CNAM received for its investment management services a fee at the annual rate of 0.85% of the average daily net assets of the Fund, all of which CNAM paid to the Investment Advisor for the fiscal year ended September 30, 2008.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with CNAM and CNAM’s sub-advisory agreement with the Investment Advisor is available in the Fund’s Annual Report for the most recent fiscal year ended September 30.

Administrator

SEI Investments Global Funds Services (the “Administrator”) serves as administrator and fund accountant to the Fund. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distributor

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

CNI CHARTER FUNDS | PAGE 4

Distribution of Fund Shares

The Fund has adopted a plan (the “Plan”) for its Class R shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Fund to pay to the Distributor distribution fees of 0.25% of the average daily net assets of the Class R shares for the sale and distribution of the Class R shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Shareholder Servicing Fees

The Fund is subject to a shareholder services agreement that allows the Fund to pay fees to CNB and its affiliates for services provided to Class R shareholders. Because these fees are paid out of the Fund’s assets, over time these fees will also increase the cost of your investment. Fees under the shareholder services agreement, as a percentage of average daily net assets, are 0.25% for Class R shares of the Fund.

CNI CHARTER FUNDS | PAGE 5

non-principal investment strategies and related risks

The following risks of the Fund referred to below are related to investment strategies that are material but not principal strategies of the Fund. These risks are in addition to the principal risks of the Fund discussed above. See the fundamental risks described with respect to the Fund under the section entitled “Summary.”

Foreign Securities – The Fund may invest up to 20% of its assets in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the

U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

Defensive Investments – The strategies described in this Prospectus are those the Fund uses under normal circumstances. At the discretion of the Fund’s portfolio managers, we may invest up to 100% of the Fund’s assets in cash or cash equivalents for temporary defensive purposes. The Fund is not required or expected to take such a defensive posture, but if used, such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover – The Fund will sell a security when its portfolio manager believes it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, the Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

CNI CHARTER FUNDS | PAGE 6

how to buy and sell shares

Here are the details you should know about how to purchase and sell (sometimes called “redeem”) shares.

How and when we calculate the Fund’s net asset value (“NAV”) determines the price at which you will buy or sell shares. We calculate the NAV of the Fund as of the close of trading on the New York Stock Exchange (the “NYSE”) every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. The Fund reserves the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

You may purchase shares of the Fund through approved broker-dealers or other financial institutions (each an “Authorized Institution”). If your Authorized Institution receives your purchase or redemption order from you before close of trading on the NYSE, we will price your order at that day’s NAV. If your Authorized Institution receives your order after close of trading on the NYSE, we will price your order at the next day’s NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective on the day of transmittal. This allows your Authorized Institution time to process your request and transmit it to the Fund before close of trading on the NYSE on the day of transmittal.

How to Buy Shares

By Telephone – To open an account by telephone, call 1-888-889-0799 to obtain instructions and a fax number to which you should send your completed account application. We will establish your account and contact you with your new account number. After you have obtained an account number, you may instruct your bank to wire the amount of your investment to (your bank may charge a fee to wire money):

Citibank, NA
New York, New York
ABA # 021000089
for credit to: Citigroup Fund Services, LLC
Account # 30576692
Re: RCB Small Cap Value Fund
[Your name]
[Your account number]

By Mail – To open an account by mail, please send to us your completed account application, together with a check made payable to:

CNI Charter Funds
P.O. Box 182218
Columbus, OH 43218-221

Or, for overnight mailings:

CNI Charter Funds
3435 Stelzer Road
Columbus, OH 43219

All investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be made payable in U.S. dollars and must be drawn on U.S. financial institutions. Checks must be made payable to CNI Charter Funds. The Fund does not accept purchases made by third party check, credit card check, cash or cash equivalents, including money orders, cashier’s checks, bank drafts and traveler’s checks.

Through Your Authorized Institution – You may also purchase shares of the Fund through an Authorized Institution. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. Consult a representative of your Authorized Institution for further information.

You may also purchase shares of the Fund by wire. Contact your Authorized Institution to make a Federal Funds wire payment. Your Authorized Institution may charge a fee for this service. Consult a representative of your Authorized Institution for further information.

CNI CHARTER FUNDS | PAGE 7

Through Automated Clearing House – You may also purchase additional shares through ACH, which is an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. Call 1-888-889-0799 to request an ACH transaction.

The Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

Foreign Investors

The Fund does not accept investments by non-U.S.  persons.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Sell Shares

By Mail – To redeem shares by mail, prepare a written request including:

CNI CHARTER FUNDS | PAGE 8

•	Your name(s) and signature(s);

•	The name of the Fund (the RCB Small Cap Value Fund) and your account number;

•	The dollar amount or number of shares you want to redeem;

•	How and where to send your proceeds;

•	A signature guarantee, if required (see “Signature Guarantee Requirements” below); and

•	Any other required documentation, such as corporate resolutions or trust documents.

Mail your request and documentation to us (see “How to Buy Shares - By Mail” above).

By Wire – You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. Wire requests are only available if your redemption is for $5,000 or more.

To request a wire redemption, mail us your request (see “How to Buy Shares - By Mail” above) or call us with your request (see “By Telephone” below). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

By Telephone – You may only request payment of your redemption proceeds by telephone if you have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

To redeem shares by telephone, call us with your request at 1-888-889-0799. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges – see “By Wire” above).

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. The Fund will not be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity.

Redemptions Through Authorized Institutions – If you hold shares through an Authorized Institution, you must redeem your shares through that Authorized Institution. Contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Systematic Withdrawal Plan – If you own shares of the Fund with an aggregate value of at least $10,000, you may make regular withdrawals from your account once a month or once a quarter on a specified date. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account. Systematic withdrawals must be for at least $100.

To set up periodic withdrawals, complete the “Systematic Withdrawal Plan” section on your account application and mail it to us with a voided check, if applicable, for the account into which you would like the withdrawal proceeds deposited. These payments are sent from your account to a designated bank account by ACH payment. To redeem your shares using ACH payments, call us at 1-888-889-0799.

Miscellaneous – Normally, the Fund will make payment on your redemption request as promptly as possible after receiving your request, but not later than seven days after the receipt of your request.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to the Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly

CNI CHARTER FUNDS | PAGE 9

unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Fund may suspend your right to redeem your shares if the NYSE or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

How to Exchange Shares

Currently, Class R shares are not exchangeable for any other class of shares in the Fund or for shares in any of the other CNI Charter Funds.

Frequent Purchases and Redemptions of Fund Shares

The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages short-term or other excessive trading (such as market timing) into and out of the Fund because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Fund does not accommodate frequent purchases and redemptions of Fund shares and reserves the right to reject or cancel (generally within one business day) without any prior notice, any purchase order, including transactions representing excessive trading and transactions accepted by any shareholder’s Authorized Institution.

Citigroup Fund Services, LLC, sub-transfer agent to Class R shares of the Fund (the “Transfer Agent”), has procedures in place designed to detect and prevent market timing activity. The Transfer Agent currently monitors for various patterns in trading activity in client accounts, including omnibus accounts, such as two “round trips” within a 90-day period. The Fund defines “round trip” as a purchase and sale of shares of the Fund within 30 days. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Fund does attempt to review excessive trading at the omnibus level and works with each intermediary in enforcing the Fund’s policies and procedures if suspicious activity is detected. In addition, the Fund’s distributor has received assurances from each financial intermediary which sells shares of the Fund that it has procedures in place to monitor for excessive trading. If the Fund or its service providers find what they believe may be market timing activity in an omnibus account with respect to the Fund, they will contact management of the Fund, who will review the activity and determine what action, if any, the Fund will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Fund or its service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Fund through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

How We Calculate NAV

NAV for one share of a class of the Fund is the value of that share’s portion of the net assets (i.e., assets less liabilities) attributable to that class of the Fund.We calculate the NAV of each class of the Fund by dividing the total net value of the assets attributable to that class by the number of outstanding shares of that class. We base the values of the Fund’s investments on their market values, usually the last price reported for each security before the close

CNI CHARTER FUNDS | PAGE 10

of the market that day. A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable, fair value prices may be determined by the Fund’s Fair Value Committee in good faith using methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV, the Fair Value Committee will determine the security’s fair value. In determining the fair value of a security, the Fair Value Committee will consider the Investment Advisor’s valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. More details about how we calculate the NAV for the Fund are in the SAI.

Purchase and Account Balance Minimums

You may open an account with a $25,000 investment in the Fund, and thereafter may make additional investments of $1,000 or more at any time. You may open a retirement plan account (e.g., an IRA) with a $1,000 investment, and may thereafter make additional investments of $100 or more at any time.

Automatic Investment Plan

If you have a checking or savings account with a bank, thrift or savings and loan, you may establish an Automatic Investment Plan. You may then begin regularly scheduled investments of at least $100 per month through automatic deductions from your checking or savings account. To participate in the Automatic Investment Plan, complete the appropriate section on your account application form.

Sales Charges

Class R shares of the Fund are sold subject to a front-end sales charge. The offering price of Class R shares of the Fund is the NAV next calculated after the Fund receives your request, plus the front-end sales charge. The sales charge declines with the size of your purchase, as shown below:

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Net Investment
Less than $50,000	3.50%	3.63%
$50,000 but less than $100,000	3.00%	3.09%
$100,000 but less than $200,000	2.50%	2.56%
$200,000 but less than $300,000	2.00%	2.04%
$300,000 but less than $500,000	1.00%	1.01%
$500,000 or more	None	None

Reduced Sales Charges

Rights of Accumulation – In calculating the appropriate sales charge rate, you may add the value of the Class R shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class R shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund

CNI CHARTER FUNDS | PAGE 11

will only consider the value of Class R shares purchased previously that were sold subject to a sales charge. As a result, Class R shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children’s ages). The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent – You may purchase Class R shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class R shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class R shares sold subject to a sales charge. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege – When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class R shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class R shares you purchase with a Letter of Intent.

Waivers of Sales Charges

Affiliates – The front end sales charge will be waived on Class R shares bought by: (i) officers, trustees, directors and full time employees of CNI Charter Funds, the Investment Advisor, CNAM, the Distributor to the Fund, affiliates of such companies, and by their family members; (ii) institutions, their employees and individuals who are direct investment advisory clients of the Investment Advisor or CNAM and their family members; (iii) registered representatives and employees of firms which have sales agreements with the Distributor to the Fund; (iv) investment advisors, financial planners or other intermediaries who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services; (v) clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediaries on the books and records of the broker or agent; (vi) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts”; (vii) foundations, endowments and other organizations exempt from taxation under Section 501(c)(3) of the Internal Revenue Code; (viii) paid subscribers to electronic or other financial media services which have an association with the Investment Advisor or CNAM, their principals and officers; (ix) investors who purchase shares with redemption proceeds of another mutual fund within 60 days of such redemption, provided that the investors paid a sales charge on the original shares redeemed; and (x) such other persons who are determined to have acquired shares under circumstances not involving any sales expense to the Fund or the Distributor.

CNI CHARTER FUNDS | PAGE 12

If an investor qualifies for a waiver of front end sales charge, the investor should complete the appropriate portion of the application identifying the reasons why the investor falls under any of the preceding provisions. When making a purchase at NAV pursuant to provision (viii), investors who qualify for such purchases should clearly identify the services to which they subscribe and their subscriber number in the “Reduced Sales Charges” section of the Fund’s Account Application. In addition, when making a purchase at NAV pursuant to provision (ix), the investor should forward to us either (a) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (b) a copy of the confirmation from the other fund showing the redemption transaction. Existing shareholders of the Fund who qualify for this privilege should call the Fund at 1-888-889-0799 for instructions on how to make subsequent purchases of Class R shares at net asset value.

Investors who qualify to buy Class R shares at net asset value may be charged a fee by their Authorized Institution if they effect transactions in the Fund’s shares through an Authorized Institution.

Reinvestment – If you redeem your Class R shares, you may reinvest into Class R shares all or any part of the proceeds of your redemption within 90 days from the date of your redemption without being subject to a sales charge. To take advantage of this option, you must inform us of your intent within 90 days of the date of your redemption.

General Information About Sales Charges

Your Authorized Institution is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your Authorized Institution may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Investment Advisor or CNAM, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities laws.

The Fund makes available without charge this Prospectus, including the information regarding sales charges and reductions and waivers of such charges, on its internet website, at www.cnicharterfunds.com, under the “View Prospectus” link.

Lost Accounts

We will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless we determine your new address. When an account is lost, all distributions on the account will be reinvested in additional Class R shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to us will be reinvested and the checks will be canceled. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

Signature Guarantee Requirements

To protect you and the Fund against fraud, signatures on certain requests must have a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:

•	Redemption requests for $50,000 or more;

•	Changes to a shareholder’s record name;

•	Redemption from an account for which the address or account registration has changed within the last 30 days;

•	Sending proceeds to any person, address, brokerage firm or bank account not on record;

•	Sending proceeds to an account with a different registration (name or ownership) from yours; and

•	Changes to telephone or wire redemption privileges and adding or changing bank instructions.

CNI CHARTER FUNDS | PAGE 13

dividends and taxes

Dividends

We will declare and distribute investment income, if any, annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution. Following its fiscal year end (September 30), the Fund may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct us or your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after we or your Authorized Institution receives your written notice. To cancel your election, please send us or your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below, we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from the Fund may be taxable whether or not you reinvest them in the Fund. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. Each sale of Fund shares is a taxable event.

Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of the Fund’s shares will be treated as a sale, and any gain on the transaction may be taxable.

You must provide us or your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

If you plan to purchase shares of the Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called “buying a dividend.” Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund’s appreciation.

More information about taxes is contained in the SAI.

CNI CHARTER FUNDS | PAGE 14

financial highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance. Information for the years indicated below has been audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s 2008 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights table is for a share of the Fund outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)		Year ended Sept. 30, 2005(1)	Year ended Sept. 30, 2004(1)
Net Asset ValueBeginning of Period	$30.38	$27.93	$28.27		$27.09	$21.81
Net Investment Income (loss)	0.20	(0.05)	(0.01)		0.01	(0.02)
Net Realized and Unrealized Gains (Losses) on Securities	(9.44)	2.97	0.04		2.54	5.38
Total from Operations	(9.24)	2.92	0.03		2.55	5.36
Dividends from Net Investment Income	—	—	(0.00	)(2)	—	—
Dividends from Realized Capital Gains	(4.99)	(0.47)	(0.37)		(1.37)	(0.08)
Total Dividends & Distributions	(4.99)	(0.47)	(0.37)		(1.37)	(0.08)
Net Asset Value End of Period	$16.15	$30.38	$27.93		$28.27	$27.09
Total Return*	(35.02)%	10.43%	0.14%		9.56%	24.63%
Net Assets End of Period (000s)	$19,183	$40,944	$45,836		$57,787	$36,473
Ratio of Expenses to Average Net Assets(3)	1.23%	1.44%	1.45%		1.43%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.92%	(0.17)%	(0.04)%		0.02%	(0.07)%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)	1.55%	1.45%	1.46%		1.45%	1.48%
Portfolio Turnover Rate	78%	57%	66%		41%	40%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.

(2)	Amount represents less than $0.01 per share.

(3)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

CNI CHARTER FUNDS | PAGE 15

important terms to know

Russell 2000 Index – measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 2000 Value Index – measures the performance of those Russell 2000 companies that have low price-to-book ratios and low forecasted growth values. The Index is reconstituted annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

Russell 2500 Value Index – measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index) that have low price-to-book ratios and low forecasted growth values. The Index is rebalanced annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2500 market capitalization is in the Value Index.

CNI CHARTER FUNDS | PAGE 16

privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds’ Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds’ Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Funds’ Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.

CNI CHARTER FUNDS | PAGE 17

For More Information

CNI Charter Funds

Additional information is available free of charge in the Statement of Additional Information (“SAI”). The SAI is incorporated by reference (legally considered part of this document). In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds’ website at www.cnicharterfunds.com or contact:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

▪    at the SEC’s Public Reference Room in Washington, D.C. at 1-202-942-8090;

▪    on the EDGAR database on the SEC’s Internet site at www.sec.gov; or

▪    by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

The Funds’ Investment Company Act file number: 811-07923.

CNI-PS-001-0900
RCB Small Cap Value Fund